DATED JUNE 13, 2001



PROSPECTUS

                              6,600,000 Shares

                                The Gabelli                 [GABELLI LOGO]
                             Equity Trust Inc.

          7.20% Tax Advantaged Series B Cumulative Preferred Stock
                   (Liquidation Preference $25 per Share)



                             -----------------

         The Gabelli Equity Trust Inc. is a closed-end non-diversified management investment company that has a primary investment objective of long-term growth of capital and a secondary investment objective of income. The Fund's investments are selected by its Investment Adviser, Gabelli Funds, LLC. The Fund invests primarily in equity securities including common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities.

         This prospectus offers shares of the Fund's 7.20% Tax Advantaged Series B Cumulative Preferred Stock (the "Series B Preferred"), liquidation preference $25 per share. The shares of Series B Preferred will be listed and traded on the New York Stock Exchange. As of March 31, 2001, the Fund had outstanding 5,368,900 shares of 7.25% Tax Advantaged Cumulative Preferred Stock (the "Series A Preferred").

         Dividends on the Series B Preferred are cumulative from the date of original issuance of the shares at the annual rate of 7.20% of the liquidation preference of $25 per share and are payable quarterly on March 26, June 26, September 26 and December 26 in each year, commencing on September 26, 2001.

         The Fund expects that dividends paid on the Series B Preferred will consist of long-term capital gains (consisting of 20% federal tax rate capital gains from the sale of assets held longer than 12 months), net investment income, short-term capital gains and, in unusual circumstances, return of capital. Over the past one, three and five fiscal years ending December 31, 2000, the distributions of taxable income by the Fund consisted of 85%, 88%, and 86% long-term capital gains. No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Series B Preferred will consist of long-term capital gains, which are taxed at lower rates for individuals than ordinary income (net investment income and short-term capital gains).

         The Series B Preferred cannot be issued unless it is rated 'aaa' by the Moody's Investors Service, Inc. In order to keep that rating, the Fund will be required to maintain a minimum discounted asset coverage with respect to the Series B Preferred and Series A Preferred under guidelines established by Moody's. See "Description of Series B Preferred -- Rating Agency Guidelines." The Fund is also required to maintain a minimum asset coverage by the Investment Company Act of 1940, as amended (the "1940 Act"). If the Fund fails to maintain either of those two minimum asset coverage requirements, the Fund can require that some or all of the Series A or Series B Preferred be sold back to it (redeemed) for cash at a price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared). See "Description of Series B Preferred -- Redemption."

         On or after June 20, 2006 the Fund has the option of redeeming some or all of the Series B Preferred for cash at a price equal to the Redemption Price.

         Application has been made to list the Series B Preferred on the New York Stock Exchange. Trading of the Series B Preferred on the New York Stock Exchange is expected to commence within 30 days of the date of this prospectus. Prior to this offering, there has been no public market for the Series B Preferred. See "Underwriting."

                             -----------------

         Investing in our Series B Preferred involves risks. See "Risk Factors" beginning on page 14.

                             -----------------

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                             -----------------

                                              Per Share           Total
                                              ---------           -----

Public Offering Price(1)                      $25.0000            $165,000,000
Underwriting Discount(2)                      $  .7875            $  5,197,500
Proceeds to the Fund (before expenses) (3)    $24.2125            $159,802,500

                             -----------------

    (1)   Plus accumulated dividends, if any, from June 20, 2001.

    (2) The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

    (3) Offering expenses payable by the Fund are estimated at $ 473,325.

                             -----------------

         The shares of Series B Preferred are being offered by the underwriters listed in this prospectus, subject to prior sale, when, as and if accepted by them and subject to certain conditions. The Fund expects that delivery of the shares of Series B Preferred will be made in book-entry form through the facilities of The Depository Trust Company on or about June 20, 2001.

__________

                              ----------------

 Salomon Smith Barney
                            Merrill Lynch & Co.
                                                       Gabelli & Company, Inc.

June 13, 2001


         This prospectus sets forth concisely important information about the Fund that you should know before deciding whether to invest. You should read the prospectus and retain it for future reference.

         The Fund has also filed with the Securities Exchange Commission a Statement of Additional Information, dated, June 13, 2001 (the "SAI"), which contains additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page 36 of this prospectus. You may request a free copy of the SAI by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or calling the Fund toll-free at (800) 422-3554. You may also obtain the SAI on the Securities and Exchange Commission's web site (http://www.sec.gov).

         Certain persons participating in this offering may engage in transactions that stabilize, maintain or otherwise affect the market price of the Series B Preferred of the Fund, including the entry of stabilizing bids, syndicate covering transactions or the imposition of penalty bids. For a description of these activities, see "Underwriting."



                             PROSPECTUS SUMMARY

         This is only a summary. You should review the more detailed information contained in the prospectus and the SAI.

The Fund The Fund is a closed-end non-diversified management investment company that has been in operation since August 21, 1986. As of March 31, 2001, the net assets of the Fund were approximately $1.4 billion. The Fund's outstanding common stock, par value $.001 per share, is listed and traded on the New York Stock Exchange. As of March 31, 2001, the Fund had 126,803,143 shares of common stock outstanding. The Fund recently completed a Rights Offering for shares of common stock at a per share purchase price of $7.00. As of March 31, 2001, the Fund also had outstanding 5,368,900 shares of Series A Preferred, $25 per share liquidation preference. The Fund is offering shares of its Series B Preferred pursuant to this prospectus. The Series A Preferred and Series B Preferred have the same senority with respect to dividends and liquidation preference.

Investment Objectives             The Fund's primary investment objective
                                  is long-term growth of capital, primarily through investment in a portfolio of equity securities including common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities.
                                  Income is a secondary objective of the
                                  Fund. No assurance can be given that the Fund will achieve its investment objectives. See "Investment Objectives and Policies."

Dividends
and Distributions                 Dividends on the Series B Preferred, at
                                  the annual rate of 7.20% of its liquidation preference, are cumulative from the original issue date and are payable, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, quarterly on
                                  March 26, June 26, September 26 and
                                  December 26 in each year, commencing
                                  September 26, 2001. In the event that
                                  for any calendar year the total
                                  distributions on shares of the Series A
                                  Preferred and Series B Preferred
                                  (collectively, the "Preferred Stock")
                                  exceed the Fund's net investment income
                                  and net capital gain allocable to those
                                  shares, the excess distributions will
                                  generally be treated as a tax-free return of capital (to the extent of the stockholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a stockholder's adjusted basis in his or her shares of Series B Preferred, thereby increasing the stockholder's potential gain or reducing his or her potential loss on the sale of the shares.

                                  The Fund has a policy, which may be
                                  modified at any time by its Board of
                                  Directors, of paying distributions on its common stock of at least 10% of average quarter-end net assets attributable to common stock. To implement this policy, the Fund makes quarterly distributions of $0.27 per share at the end of each of the first three calendar quarters of each year to holders of its common stock. The Fund's distribution in December for each calendar year is an adjusting distribution (equal to the sum of 2.5% of the net asset value of the Fund as of the last day of the four preceding calendar quarters less the aggregate distributions of $0.81 per share made for the most recent three calendar quarters) in order to meet the Fund's 10% pay-out goal.

                                  The common stock dividend policy of the
                                  Fund may be modified from time to time by the Board of Directors.

The Offering                      The Fund is offering 6,600,000 shares of
                                  7.20% Tax Advantaged Series B Cumulative
                                  Preferred, par value $.001 per share,
                                  liquidation preference $25 per share, at a purchase price of $25 per share.

Potential Tax Benefit
to Certain Investors              Most individuals pay Federal income tax
                                  at a lower rate on long term capital
                                  gains than on ordinary income and
                                  short-term capital gains. For individuals in the highest tax brackets this differential currently can be as great as 19.1%, the difference between 39.1% on ordinary income and short-term capital gains and 20% on long-term capital gains.
                                  In accordance with the current view of
                                  the Internal Revenue Service, the Fund
                                  intends to allocate its net long-term
                                  capital gain, net short-term capital gain and ordinary investment income proportionately among its common stock and Preferred Stock. Over the past one, three and five fiscal years ending
                                  December 31, 2000, the distributions of
                                  taxable income by the Fund consisted of
                                  85%, 88%, and 86% long-term capital
                                  gains. If the Fund continues to pay a
                                  portion of its distributions in the form of long-term capital gain distributions, most individual investors will accordingly realize a tax benefit and pay a lower rate of Federal income tax on their Series B Preferred dividends than if the Fund did not distribute long-term capital gains.

Rating and Asset
Coverage Requirements             Before it can be issued, the Series B
                                  Preferred must receive a rating of 'aaa' from Moody's. The Fund's Articles
                                  Supplementary, which set forth the rights and preferences of the Series B
                                  Preferred, contain certain tests that the Fund mustsatisfy to obtain and maintain a rating of 'aaa' from Moody's on the Series B Preferred. See "Description of
                                  Series B Preferred -- Rating Agency
                                  Guidelines."

                                  Under the asset coverage tests to which
                                  the Fund is subject, the Fund is required to maintain (i) adjusted assets greater than or equal to a basic maintenance amount, both of which are calculated pursuant to the rating agency guidelines, and (ii) an asset coverage of at least 200% (or such higher or lower percentage as may be required at the time under the Investment Company Act of 1940, as amended), with respect to all outstanding senior stock of the Fund, including the Preferred Stock. See "Description of Series B Preferred -- Asset Maintenance."

Mandatory
Redemption                        The Series B Preferred may be subject to
                                  mandatory redemption by the Fund to the
                                  extent the Fund fails to maintain the
                                  asset coverage requirements in accordance with the rating agency guidelines or the 1940 Act described above and does not cure such failure by the applicable cure date. Any such redemption will be made for cash at a price equal to $25 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date. In such circumstances, the Fund may, but is not required to, redeem a sufficient number of shares of Preferred Stock so that after the redemption it exceeds the asset coverage required by each of the rating agency guidelines and the 1940 Act by 10%. See "Description of Series B
                                  Preferred -- Redemption -- Mandatory
                                  Redemption."

Optional Redemption               Commencing June 20, 2006 and at any time
                                  thereafter, the Fund at its option may
                                  redeem the Series B Preferred, in whole
                                  or in part, for cash at a price per share equal to the Redemption Price. Prior to June 20, 2006, the Series B Preferred will be redeemable at the option of the Fund at the redemption price only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See
                                  "Description of Series B Preferred --
                                  Redemption -- Optional Redemption."

Voting Rights                     At all times, holders of shares of the
                                  Fund's preferred stock (including the
                                  Series B Preferred) outstanding at the
                                  time, voting as a single class, will be
                                  entitled to elect two members of the
                                  Fund's Board of Directors, and holders of the preferred stock and common stock, voting as a single class, will elect the remaining directors. However, upon a failure by the Fund to pay dividends on any of its preferred stock in an amount equal to two full years' dividends, holders of the preferred stock, voting as a single class, will have the right to elect the smallest number of directors that would constitute a majority of the directors until all cumulative dividends on all shares of preferred stock have been paid or provided for. Holders of Series B Preferred and any other preferred stock will vote separately as a class on certain other matters, as required under the Articles
                                  Supplementary, the 1940 Act and Maryland law. Except as otherwise indicated in this prospectus and as otherwise required by applicable law, holders of Series B
                                  Preferred will be entitled to one vote
                                  per share on each matter submitted to a
                                  vote of stockholders and will vote
                                  together with holders of shares of common stock and any other preferred stock as a single class. See "Description of Series
                                  B Preferred -- Voting Rights."

Liquidation
Preference                        The liquidation preference of each share
                                  of Series B Preferred is $25 plus an
                                  amount equal to accumulated but unpaid
                                  dividends (whether or not earned or
                                  declared) to the date of distribution.
                                  See "Description of Series B Preferred --
                                  Liquidation Rights."

Use of Proceeds                   The Fund will use the net proceeds from
                                  the Offering to purchase additional
                                  portfolio securities in accordance with
                                  its investment objectives and policies.
                                  See "Use of Proceeds."


Listing Prior to the Offering, there has been no public market for the Series B Preferred. Series B Preferred will be listed on the New York Stock Exchange. However, during an initial period which is not expected to exceed 30 days after the date of this prospectus, the Series B Preferred will not be listed on any securities exchange.

Special Characteristics
and Risks                         The market price for the Series B
                                  Preferred will be influenced by changes
                                  in interest rates, the perceived credit
                                  quality of the Series B Preferred and
                                  other factors. As indicated above, the
                                  Series B Preferred is subject to
                                  redemption under specified circumstances.
                                  Subject to such circumstances, the Series
                                  B Preferred is perpetual. The credit
                                  rating on the Series B Preferred could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Series B Preferred. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series
                                  B Preferred. The Series B Preferred is
                                  not an obligation of the Fund. Although
                                  unlikely, precipitous declines in the
                                  value of the Fund's assets could result
                                  in the Fund having insufficient assets to redeem all of the Series B Preferred for the full redemption price.

                                  As a non-diversified investment company
                                  under the 1940 Act, the Fund is not
                                  limited in the proportion of its assets
                                  that may be invested in securities of a
                                  single issuer, and, accordingly, an
                                  investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. See "Risk Factors and Special Considerations --
                                  Non-Diversified Status."

                                  The Fund may invest up to 35% of its
                                  total assets in foreign securities.
                                  Investing in securities of foreign
                                  companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See "Risk Factors and Special Considerations - Foreign Securities."

                                  The Investment Adviser (as hereinafter
                                  defined) is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

                                  During an initial period which is not
                                  expected to exceed 30 days after the date of this prospectus, the Series B Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series B Preferred; however, they have no obligation to do so.
                                  Consequently, an investment in the Series
                                  B Preferred may be illiquid during such
                                  period.

Federal Income Tax
Considerations                    The Fund has qualified, and intends to
                                  remain qualified, for Federal income tax purposes, as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements.
                                  Statutory limitations on distributions on the common stock if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet the distribution requirements. The Fund presently intends, however, to purchase or redeem Preferred
                                  Stock to the extent necessary in order to maintain compliance with such asset coverage requirements. See "Taxation" for a more complete discussion of these and other Federal income tax considerations.

Management
and Fees Gabelli Funds, LLC serves as the Fund's investment adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average weekly net assets. The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party administrator. Notwithstanding the foregoing, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Series B Preferred for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than the stated dividend rate of the Series B Preferred (prorated during the year the Series B Preferred is issued and the final year the Series B Preferred is outstanding).

Repurchase of Common
Stock and Anti-takeover
Provisions

                                  The Fund is authorized, subject to
                                  maintaining required asset coverage on
                                  the Preferred Stock, to repurchase its
                                  common stock on the open market when the shares are trading at a discount of 10% or more (or such other percentage as its Board of Directors may determine from time to time) from their net asset value. In addition, certain provisions of the Fund's Charter and By Laws may be regarded as "anti-takeover" provisions. Pursuant to these provisions, only one of three classes of directors is elected each year, and the affirmative vote of the holders of 66 2/3% of the outstanding shares of each class of stock of the Fund is necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company and an affirmative vote of 66 2/3% of each class of the outstanding voting shares of the Fund may be necessary to authorize certain business transactions with any beneficial owner of more than 5% of the outstanding shares of the Fund. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal stockholder. These provisions may have the effect of depriving Fund stockholders of an opportunity to sell their shares at a premium to the prevailing market price. See "Certain Provisions of the Charter and By Laws."

Custodian, Transfer Agent
and Dividend-Disbursing
Agent Boston Safe Deposit and Trust Company serves as the Fund's custodian. With respect to the Series B Preferred, State Street Bank and Trust Company serves as transfer and dividend-disbursing agent and registrar and as agent to provide notice of redemption and certain voting rights. See "Custodian, Transfer Agent and Dividend-Disbursing Agent."


                TAX ATTRIBUTES OF PREFERRED STOCK DIVIDENDS

         The Fund intends to distribute to its stockholders substantially all of its net capital gains and net investment income. The Fund operates as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and distributions by a regulated investment company generally retain their character as capital gain or ordinary income when received by its preferred and common stockholders. Distributions of short-term capital gain are taxed at ordinary income rates. Thus, the stated 7.20% dividends paid by the Fund to holders of the Series B Preferred may, for Federal income tax purposes, consist of varying proportions of long-term capital gain, short-term capital gain, ordinary income and/or returns of capital.

         Capital gain on assets held longer than 12 months generally is currently taxable to individuals at a maximum rate of 20%. Net investment income and short-term capital gain of the Fund are currently taxable to individuals at a maximum rate of 39.1%.

         Although the Fund is not managed using a tax-focused investment strategy and does not seek to achieve any particular distribution composition, individual investors in the Series B Preferred would, under current Federal income tax law, realize a tax savings on their investment to the extent that distributions by the Fund to its stockholders are composed of long-term capital gain taxed at a lower rate. In contrast, preferred stock dividends distributed by corporations that are not regulated investment companies are generally comprised, for Federal income tax purposes, only of ordinary income.

         Over the past one, three and five fiscal years ending December 31, 2000, the distributions of taxable income by the Fund consisted of 85%, 88%, and 86% long-term capital gains. The Fund has no reason to expect that these percentages will decrease materially in the future although it cannot provide any assurances in this regard.

         The Federal income tax characteristics of the Fund and the taxation of its stockholders are described more fully under "Taxation."

ASSUMPTIONS

         The following tables show examples of the pure ordinary income equivalent yield that would be generated by the stated dividend rate on the Series B Preferred, assuming distributions for Federal income tax purposes consisting of different proportions of long-term capital gain and ordinary income (including short-term capital gain) for an individual in the 39.1% and 30.5% Federal marginal income tax brackets. In reading these tables, you should understand that a number of factors could affect the actual composition for Federal income tax purposes of the Fund's distributions each year. Such factors include (i) the Fund's investment performance for any particular year, which may result in distributions of varying proportions of long-term capital gain, ordinary income and/or return of capital, and (ii) revocation or revision of the Internal Revenue Service revenue ruling requiring the proportionate allocation of types of income among holders of various classes of a regulated investment company's capital stock.

     These tables are for illustrative purposes only and cannot be taken as an indication of the actual composition for Federal income tax purposes of the Fund's future distributions.


                                         Series B Preferred                 Series B Preferred
                                               Annual                             Annual
                                            Dividend Rate                      Dividend Rate
                                       -----------------------               ------------------
                                                7.20%                              7.20%


Percentage of Series B Preferred
Stated Annual Dividend Comprised
of                                   Tax Equivalent Yield for an       Tax Equivalent Yield for an
--------------------------------        Individual in the 39.1%           Individual in the 30.5%
  Long-Term        Ordinary          Federal Income Tax Bracket        Federal Income Tax Bracket(1)
Capital Gains       Income            --------------------------        --------------------------
-------------      --------
     83.3%          16.7%                        9.08%                             8.11%
     75.0%          25.0%                        8.89%                             8.02%
     66.7%          33.3%                        8.71%                             7.93%
     50.0%          50.0%                        8.33%                             7.74%
     33.3%          66.7%                        7.95%                             7.56%
     25.0%          75.0%                        7.76%                             7.47%
     16.7%          83.3%                        7.58%                             7.38%
      0.0%         100.0%                        7.20%                             7.20%



------------------------
(1) Annual taxable income levels corresponding to the 2001 Federal marginal tax brackets are as follows:

2001 Federal Income
    Tax Bracket(2)       Single                         Joint
-------------------      ------                         -----
     39.1%           over $ 297,300                 over $297,300
     35.5%           over $136,750 - $297,300       over $166,450 - $297,300
     30.5%           over $65,550 - $136,750        over $109,250 - $166,450
     27.5%           over $27,050 - $65,550         over $45,200 - $109,250
     15.0%           over $6,000 - $27,050          over $12,000 - $45,200
     10.0%           up to and including $6,000     up to and including $12,000

         Your Federal marginal income tax rates may exceed the rates shown in the above tables due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income may be subject to certain state, local and foreign taxes. If you pay alternative minimum tax, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.

(2) The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.

                            FINANCIAL HIGHLIGHTS

         The selected data set forth below is for shares of common stock outstanding for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund incorporated by reference into this prospectus and the SAI. The financial information for each of the five years ended December 31, 2000 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report on such financial statements is included in the SAI.





                                                                           Year Ended December 31,
                                                  ------------------------------------------------------------------------
                                                      2000(a)        1999(a)         1998(a)        1997(a)        1996(a)
                                                      -------        -------         -------        -------        -------
Operating Performance:
    Net asset value, beginning of period.........      $12.75         $11.47          $11.56         $ 9.77        $ 9.95
    Net investment income........................        0.05           0.04            0.07           0.08          0.11
    Net realized and unrealized gain (loss)             (0.51)          3.25            1.09           2.75          0.71
    on investmentsTotal from investment operations...   (0.46)          3.29            1.16           2.83          0.82
    Increase (decrease) in net asset
    value from Equity Trust share transactions....         --             --              --             --            --
    Offering expenses charged to capital surplus....       --             --           (0.04)            --            --
Distributions to Common Stock Shareholders:
   Net investment income.........................       (0.04)         (0.03)(c)       (0.06)         (0.08)        (0.11)
   In excess of net investment income............          --             --              --          (0.00)(d)        --
   Net realized gain on investments..............       (1.25)         (1.21)(c)       (1.10)         (0.92)        (0.78)
   In excess of net realized gains on investments       (0.02)            --              --          (0.01)        (0.00)(d)
   Paid-in capital...............................          --          (0.68)(c)          --          (0.03)        (0.11)
Distributions to Preferred Stock Shareholders:
   Net investment income.........................       (0.00)(d)      (0.00)(d)       (0.00)(d)         --            --
   Net realized gain on investments .............       (0.09)         (0.09)          (0.05)            --            --
   Total distributions...........................       (1.40)         (2.01)          (1.21)         (1.04)        (1.00)
Net asset value, end of period...................      $10.89         $12.75          $11.47         $11.56        $ 9.77
   Market value, end of period...................      $11.44         $12.56          $11.56         $11.69        $ 9.38
   Net asset value total return**................       (4.39)%        29.49%           9.55%         30.46%         9.00%
   Total investment return*......................        1.91%         26.57%           9.23%         37.46%        11.00%

Ratios to Average Net Assets Available to Common
   Stock Shareholders and Supplemental Data:
   Net assets, end of period (in 000's).........   $1,318,263     $1,503,641      $1,352,190     $1,210,570    $1,015,437
   Net assets attributable to common shares, end
      of period (in 000's).......................  $1,184,041     $1,368,981      $1,217,190     $1,210,570    $1,015,437
   Ratio of net investment income to average net
      assets attributable to common stock........       0.42%          0.34%           0.60%          0.76%         1.07%
   Ratio of operating expenses to average total net
      assets attributable to common stock .......       1.14%          1.27%           1.15%          1.14%         1.18%
   Ratio of operating expenses to average total net
      assets(e)..................................       1.03%          1.15%           1.09%          1.14%         1.18%
   Portfolio turnover rate.......................      32.1%          38.0%           39.8%          39.2%         18.9%
Preferred Stock:
   Liquidation value, end of period (in 000's).... $  134,223     $  134,660      $  135,000           --             --
   Total shares outstanding (in 000's)............      5,369          5,386           5,400           --             --
   Asset coverage.................................        972%         1,117%          1,001%          --             --
   Liquidation preference per share............... $    25.00     $    25.00      $    25.00           --             --
   Average market value(f)........................ $    22.62     $    24.43      $    25.63           --             --

------------------------
See footnotes on following page.




                        FINANCIAL HIGHLIGHTS (Cont.)


                                                                    Year Ended December 31,
                                                     --------------------------------------------------
                                                     1995(a)   1994(a)      1993(a)       1992     1991
                                                     -------   -------      -------       ----     ----
Operating Performance:
    Net asset value, beginning of period.........    $ 9.46     $11.23       $10.58     $10.61   $10.49
    Net investment income........................      0.13       0.14         0.14       0.19     0.27
    Net realized and unrealized gain (loss)            1.74      (0.08)        2.13       1.21     1.37
     on investments
    Total from investment operations.............      1.87       0.06         2.27       1.40     1.64
    Increase (decrease) in net asset
     value from Equity Trust share transactions...    (0.37)        --        (0.50)     (0.36)   (0.42)
    Offering expenses charged to capital surplus.     (0.01)        --        (0.01)     (0.01)   (0.01)
Distributions to Common Stock Shareholders:
   Net investment income.........................     (0.13)     (0.14)(b)    (0.11)     (0.19)   (0.27)
   In excess of net investment income............        --         --           --         --       --
   Net realized gain on investments .............     (0.47)     (0.37)(b)    (0.77)     (0.38)   (0.14)
   In excess of net realized gain on investments.     (0.02)        --        (0.02)     --       --
   Paid-in capital...............................     (0.38)     (1.32)(b)    (0.21)     (0.49)   (0.68)
Distributions to Preferred Stock Shareholders:
   Net investment income.........................         --        --           --         --       --
   Net realized gain on investments .............         --        --           --         --       --
     Total distributions.........................     (1.00)     (1.83)       (1.11)     (1.06)   (1.09)
     Net asset value, end of period..............    $ 9.95     $ 9.46       $11.23     $10.58   $10.61
    Market value, end of period..................    $ 9.375    $ 9.625      $12.125    $10.250  $10.125
    Net asset value total return**...............     20.60%      0.50%       22.40%     14.20%   16.20%
    Total investment return*.....................     11.70%     (5.10)%      36.50%     15.90%   10.90%

Ratios to Average Net Assets Available to Common
    Stock Shareholders and Supplemental Data:
    Net assets, end of period (in 000's)......... $1,034,091  $825,193     $937,773   $725,263 $595,151
    Net assets attributable to common shares,
      end of period (in 000's)................... $1,034,091  $825,193     $937,773   $725,263 $595,151
    Ratio of net investment income to average net
      assets attributable to common stock........      1.26%      1.29%        1.25%      1.88%    2.34%
    Ratio of operating expenses to average total
      net assets(e)..............................      1.21%      1.19%        1.20%      1.22%    1.24%
    Portfolio turnover rate......................     25.1%      22.2%        24.4%      12.5%    11.2%
Preferred Stock:
   Liquidation value, end of period (in 000's)....        --        --           --         --       --
   Total shares outstanding (in 000's)............        --        --           --         --       --
   Asset coverage.................................        --        --           --         --       --
   Liquidation preference per share...............        --        --           --         --       --
   Average market value(f)........................        --        --           --         --       --

------------------------
*  Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
** Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
   (a) Per share amounts have been calculated using the monthly average shares outstanding method.
   (b) A distribution equivalent to $0.75 per share for The Gabelli Global Multimedia Trust Inc.
       spin-off from net investment income, realized short-term gains, and paid-in capital were
       $0.064, $0.031, and $0.655, respectively.
   (c) A distribution equivalent to $0.75 per share for the Gabelli Utility Trust spin-off from net investment income, realized short-term gains, realized long-term gains, and paid-in capital were $0.01029, $0.07453, $0.34218 and $0.32300, respectively.
   (d) Amount represents less than $0.005 per share.
   (e) Amounts are attributable to both common and preferred stock assets. Prior to 1998, there was no preferred stock outstanding.
   (f) Based on weekly prices.



         The following table provides information about the Fund's Series A Preferred since its issuance in June 1998. The information has been audited by PricewaterhouseCoopers LLP, independent accountants.


                                              Involuntary
                                              Liquidation         Average
Year ended        Shares      Asset Coverage  Preference          Market
December 31,   Outstanding       Per Share     Per Share      Value Per Share
------------   -----------       ---------     ---------      ---------------
2000             5,368,900       $ 245.54       $25.00             $22.62
1999             5,386,400       $ 279.16       $25.00             $24.43
1998             5,400,000       $ 250.41       $25.00             $25.63

         For purposes of the foregoing table, the Asset Coverage Per Share is calculated by dividing the total value of the Fund's assets on December 31 of the relevant year by the number of shares of Series A Preferred outstanding on that date. Involuntary Liquidation Preference Per Share refers to the amount holders of Series A Preferred are entitled to receive per share in the event of liquidation of the Fund prior to the holders of common stock being entitled to receive any amounts in respect of the assets of the Fund. The Average Market Value Per Share is the average of the weekly closing prices of the Series A Preferred on the New York Stock Exchange each week during the relevant year.


                              USE OF PROCEEDS

         The net proceeds of the Offering are estimated at $159,329,175, after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will be able to invest the proceeds of the Offering according to the Fund's investment objectives and policies within six months after the completion of the Offering. Pending such investment, the Fund will hold the proceeds in high quality short-term debt securities and instruments.


                                 THE FUND

         The Fund, incorporated in Maryland on May 20, 1986, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's common stock is traded on the New York Stock Exchange under the symbol "GAB." The Fund recently completed a Rights Offering for 18,114,735 shares of common stock at a per share purchase price of $7.00. The Fund's Series A Preferred is traded on the New York Stock Exchange under the symbol "GAB Pr."

         The Fund's primary investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in a portfolio of equity securities which include the common stock, preferred stock, convertible securities, options and warrants of foreign and domestic companies selected by the Investment Adviser. Income is the secondary investment objective of the Fund. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities.


                     INVESTMENT OBJECTIVES AND POLICIES

         The primary investment objective of the Fund is long-term growth of capital. Income is a secondary objective of the Fund. The Fund attempts to achieve its objectives by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities selected by the Investment Adviser. The Investment Adviser selects investments on the basis of fundamental value and, accordingly, the Fund typically invests in the securities of companies that are believed by the Investment Adviser to be priced lower than justified in relation to their underlying assets. Other important factors in the selection of investments include favorable price/earnings and debt/equity ratios and strong management.

         The Fund's secondary investment objective is income, which the Fund seeks to achieve, in part, by investing up to 10% of its total assets in a portfolio consisting primarily of high-yielding, fixed-income securities, such as corporate bonds, debentures, notes, convertible securities, preferred stocks and domestic and foreign government obligations. Generally, debt securities purchased by the Fund will be rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by Standard & Poor's Ratings Services or "Caa" or lower by Moody's, or will be nonrated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

         The Fund's investment objectives of long-term growth of capital and income are fundamental policies and may not be changed without shareholder approval.

INVESTMENT METHODOLOGY OF THE FUND

         In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others: (1) the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company, (2) the potential for capital appreciation of the securities; (3) the interest or dividend income generated by the securities; (4) the prices of the securities relative to other comparable securities; (5) whether the securities are entitled to the benefits of call protection or other protective covenants (e.g., events of acceleration or events of default for failure to comply with certain financial ratios or to satisfy other financial covenants or benchmarks);
(6) the existence of any anti-dilution protections or guarantees of the security; and (7) the diversification of the portfolio of the Fund as to issuers. The Investment Adviser's investment philosophy with respect to equity securities seeks to identify securities of companies that are selling in the public market at a discount to their private market value, which the Investment Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates the issuer's free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst -- something in the company's industry or indigenous to the company or country itself that will surface additional value.

INVESTMENT PRACTICES

         Foreign Securities. The Fund may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Fund may also invest in debt securities of foreign governments.

         Temporary Investments. Although under normal market conditions at least 65% of the Fund's total assets will consist of equity securities, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements in respect of those securities. For a further description of such transactions, see "Investment Objectives and Policies -- Investment Practices" in the SAI. Such actions on the part of the Fund may adversely affect its ability to achieve its investment objectives.

         Lower Rated Securities. The Fund may invest up to 10% of its total assets in fixed-income securities issued by U.S. and foreign corporations, governments and agencies that are rated below investment grade by primary rating services such as S&P and Moody's. These high-yield, higher-risk securities are commonly known as "junk bonds." These debt securities are predominantly speculative and involve major risk exposure to adverse conditions.

         Repurchase Agreements. The Fund may engage in repurchase agreement transactions with banks, registered broker-dealers and government securities dealers approved by the Investment Adviser under the supervision of the Board of Directors. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during its holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Fund's Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

         Other Investments. The Fund is permitted to invest in special situations, illiquid securities, warrants, options and other rights and futures contracts, engage in forward currency transactions and enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. See the SAI for a discussion of these investments and techniques and the risks associated with them.

LEVERAGING

         As provided in the 1940 Act, the Fund may issue debt or preferred stock so long as the Fund's net assets exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred stock and debt outstanding. Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common stockholders of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common stockholders. These two risks would generally make the Fund's total return to common stockholders more volatile to the extent it utilizes leverage. In addition, the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so.

         If the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common stock dividend payments and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation." Finally, if the asset coverage for preferred stock or debt securities declines to less than the level required under the 1940 Act or the terms of the preferred stock or debt (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments to redeem the preferred stock or repay the debt when it may be disadvantageous to do so.

         Further information on the investment objectives and policies of the Fund are set forth in the SAI.

INVESTMENT RESTRICTIONS

         The Fund operates under certain restrictions that may not be changed without shareholder approval. For a description of such restrictions, see "Investment Restrictions" in the SAI.


                  RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investors should consider the following special considerations associated with investing in the Fund.

PREFERRED STOCK

         There are a number of risks associated with an investment in Series B Preferred. The market price for the Series B Preferred will be influenced by changes in interest rates, the perceived credit quality of the Series B Preferred and other factors. The Series B Preferred is subject to redemption under specified circumstances and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate than that of the Series B Preferred. Subject to such circumstances, the Series B Preferred is perpetual. The credit rating on the Series B Preferred could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Series B Preferred. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series B Preferred. The Series B Preferred is not an obligation of the Fund. The Series B Preferred would be junior in respect of dividends and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Series B Preferred for the full redemption price.

NON-DIVERSIFIED STATUS

         The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has in the past conducted and intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve it of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To qualify as a "regulated investment company," among other requirements, the Fund will limit its investments so that, with certain exceptions, at the close of each quarter of the taxable year:

         o not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, and

         o at least 50% of the market value of the Fund's assets will be represented by cash, securities of other regulated investment companies, U.S. Government Securities and other securities with such other securities limited, in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer.

         The investments of the Fund in U.S. Government Securities are not subject to the foregoing limitations. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

LOWER RATED SECURITIES

         High yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

         o        greater volatility

         o        greater credit risk

         o potentially greater sensitivity to general economic or industry conditions

         o        potential lack of attractive resale opportunities
                  (illiquidity)

         o additional expenses to seek recovery from issuers who default

         The market value of lower-rated securities may be more volatile than the market value of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which reflect primarily fluctuations in general levels of interest rates.

         Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

         For a further description of lower rated securities and the risks associated therewith, see "Investment Objectives and Policies -- Investment Practices" in the SAI. For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

FOREIGN SECURITIES

         The Fund may invest up to 35% of its total assets in foreign securities. The risks which the Fund faces when it invests in securities of foreign companies and foreign governments include:

         o fluctuations in exchange rates between the U.S. dollar and foreign currencies

         o unavailable or deficient key information about an issuer, security or market

         o lack of uniform financial reporting standards and other regulatory requirements

         o expropriations, capital or currency controls, punitive taxes or nationalizations

         o economic policy changes, social and political instability, military action and war

         o        changed circumstances in dealings between nations

         o        greater volatility and illiquidity of foreign securities

         o costs incurred in connection with conversion between various currencies

         o        higher foreign brokerage commissions

         o        possible extended settlement period

         o        revaluations of currencies

         o        transfer taxes or transaction charges

         o greater difficulty in protecting and enforcing the Fund's rights

         Each of the above risks is more pronounced with respect to the Fund's investments in securities of companies and governments in the world's emerging (less developed) markets. For a further description of the Fund's investments in foreign securities, see "Investment Objectives and Policies -- Certain Practices -- Foreign Securities."

         The Fund may purchase sponsored American Depository Receipts of U.S. denominated securities of foreign issuers, which shall not be included in the Fund's 35% foreign securities investment limitation. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

DEPENDENCE ON KEY PERSONNEL

         The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

ILLIQUIDITY PRIOR TO EXCHANGE LISTING

         Prior to the Offering, there has been no public market for the Series B Preferred. Application has been made to list the Series B Preferred on the New York Stock Exchange. However, during an initial period which is not expected to exceed 30 days after the date of this prospectus, the Series B Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series B Preferred; however, they have no obligation to do so. Consequently, an investment in the Series B Preferred may be illiquid during such period.


                           MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors, and the day-to-day operations of the Fund are conducted through or under the direction of the officers of the Fund. Although the Fund is a Maryland corporation, Karl Otto Pohl, one of its Directors, is a resident of Germany, and substantially all of his assets are located outside of the United States. Mr. Pohl has not authorized an agent for service of process in the United States. Consequently, it may be difficult for investors to effect service of process upon him within the United States or to enforce, in United States courts, judgments against him obtained in such courts predicated on the civil liability provisions of the United States securities laws. In addition, there is doubt as to the enforceability in German courts of liabilities predicated solely upon the United States securities laws, whether or not such liabilities are based upon judgments of courts in the United States. For certain information regarding the Directors and officers of the Fund, see "Management of the Fund" in the SAI.

INVESTMENT ADVISER

         The Investment Adviser, whose principal business address is One Corporate Center, Rye, New York 10580, is a New York limited liability company which also serves as investment adviser to other closed-end investment companies and open-end investment companies with aggregate assets in excess of $10.3 billion as of March 31, 2001. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his controlling interest in the parent company of the Investment Adviser. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $10.7 billion under its management as of March 31, 2001; Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $494 million as of March 31, 2001; Gabelli Securities, Inc. acts as general partner or investment manager to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $473 million as of March 31, 2001; and Gabelli Fixed Income, LLC acts as investment adviser for the three portfolios of The Treasurer's Fund and separate accounts having assets under management of approximately $1.7 billion as of March 31, 2001.

         The Investment Adviser has sole investment discretion for the Fund with respect to the Fund's portfolio under the supervision of the Fund's Board of Directors and in accordance with the Fund's stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund. For its services, the Investment Adviser is paid a fee computed daily and paid monthly at an annual rate of 1.00% of the average weekly net assets of the Fund. The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party administrator. Notwithstanding the foregoing, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Series B Preferred for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than the stated dividend rate of the Series B Preferred (prorated during the year the Series B Preferred is issued and the final year the Series B Preferred is outstanding). For additional information regarding the Investment Adviser, see "The Investment Adviser" in the SAI.

         Non-U.S. shareholders should note that there may be difficulty enforcing any legal rights against the Investment Adviser because it is resident only in the U.S. and all of its assets are situated in the U.S.

PORTFOLIO MANAGEMENT

         Mario J. Gabelli, who is Chief Investment Officer of the Investment Adviser, has managed the Fund's assets since its inception. In addition, over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.; Chief Investment Officer of GAMCO Investors, Inc.; Chairman of the Board and Chief Executive Officer of Lynch Corporation, a diversified manufacturing company, and Lynch Interactive Corporation, a multimedia and communications services company; and Director of Spinnaker Industries, Inc., a manufacturing company.

SUB-ADMINISTRATOR

         The Investment Adviser has certain administrative responsibilities to the Fund under its Advisory Agreement with the Fund. The Investment Adviser has retained PFPC, Inc. as Sub-Administrator to provide certain administrative services necessary for the Fund's operations other than those performed by the Investment Adviser under its Advisory Agreement. These services include, but are not limited to, supplying the Investment Adviser with office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services, internal audit and regulatory administration services, the preparation and distribution of materials for meeting of the Fund's Board of Directors, compliance testing of the Fund's activities and the preparation of stockholder reports, tax returns and other regulatory filings. For such services by the Sub-Administrator, the Investment Adviser pays the Sub-Administrator a monthly fee based upon the aggregate average daily net assets of certain funds advised by the Investment Adviser, including the Fund, as follows: .0275% on aggregate net assets under administration of $0-$10 billion, .0125% on aggregate net assets under administration of $10-$15 billion and .0100% on aggregate net assets under administration over $15 billion, which together with services rendered, is subject to re-negotiation if net assets under administration exceed $20 billion. The Investment Adviser also reimburses the Sub-Administrator for certain out-of-pocket expenses incurred by the Sub-Administrator as a result of its duties under the sub-administrative agreement. The Sub-Administrator has its principal office located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

PAYMENT OF EXPENSES

         For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

         The Investment Adviser will be obligated to pay expenses associated with providing the services contemplated by the Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Directors of the Fund who are affiliated with the Investment Adviser. The Fund pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, rating agency fees, charges of the custodian, any subcustodian and transfer and dividend paying agent, Securities and Exchange Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

                           PORTFOLIO TRANSACTIONS

         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund's brokerage allocation practice, see the SAI under "Portfolio Transactions."


                      DIVIDEND AND DISTRIBUTION POLICY

DISTRIBUTION POLICY

         The Fund's policy is to make quarterly distributions of $0.27 per share at the end of each of the first three calendar quarters of each year to holders of its common stock. The Fund's distribution in December for each calendar year is an adjusting distribution (equal to the sum of 2.5% of the net asset value of the Fund as of the last day of the four preceding calendar quarters less the aggregate distributions of $0.81 per share made for the most recent three calendar quarters) in order to meet the Fund's 10% pay-out goal.

         The dividend policy of the Fund may be modified from time to time by the Board of Directors. As a regulated investment company under the Code, the Fund will not be subjected to U.S. Federal income tax on its net investment income that it distributes to shareholders, provided that at least 90% of its net investment income for the taxable year is distributed to its shareholders.

         The Fund, along with other closed-end registered investment companies advised by the Investment Adviser has obtained an exemption from
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that the Fund maintains distribution policies with respect to the common stock and preferred stock calling for periodic distributions over a specified period of time in an amount equal to a fixed dollar amount or percentage of the Fund's average net asset value or market price per share of common stock or, in the case of the preferred stock, in accordance with its terms. If the total distributions required by the proposed periodic pay-out policy exceed the Fund's net investment income and net capital gains, the excess will be treated as a return of capital. If the Fund's net investment income, net short-term capital gains and net long-term capital gains for any year exceed the amount required to be distributed under the proposed periodic pay-out policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long-term capital gains to the extent of such excess.


                     DESCRIPTION OF SERIES B PREFERRED

         The following is a brief description of the terms of the Series B Preferred. This description does not purport to be complete and is qualified by reference to the Articles Supplementary, the form of which is filed as an exhibit to the Fund's Registration Statement. For complete terms of the Series B Preferred, including definitions of terms used in this prospectus, please refer to the actual terms of the Series B Preferred, which are set forth in the Articles Supplementary.

GENERAL

         Under the Articles Supplementary, the Fund is authorized to issue up to 10,000,000 shares of preferred stock as Series B Preferred. No fractional shares of Series B Preferred will be issued. As of March 31, 2001, there were 5,368,900 shares of Series A Preferred outstanding. The Board of
Directors reserves the right to issue additional shares of preferred stock, including Preferred Stock, from time to time, subject to the restrictions in the Articles Supplementary and the 1940 Act. The shares of Series B Preferred will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any shares of Series B Preferred repurchased or redeemed by the Fund will be classified as authorized but unissued preferred stock. The Board of Directors may by resolution classify or reclassify any authorized but unissued capital stock of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund will not issue any class of stock senior to the shares of Preferred Stock.

RATING AGENCY GUIDELINES

         Moody's has established various requirements in connection with the Fund's receipt and maintenance of a rating for the Series B Preferred of 'aaa' by Moody's. Moody's, a nationally-recognized securities rating organization, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The requirements utilized for both the Series A and Series B Preferred have been developed by Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and various types of preferred stocks. The requirements are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The requirements do not have the force of law but are being adopted by the Fund in order for the above-described rating for the Series B Preferred, which may be relied upon by investors in determining whether to purchase the Series B Preferred and at what price in relation to other fixed income securities. The requirements provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable asset coverage requirements of the 1940 Act. Moody's current guidelines are included in the Articles Supplementary and are referred to in this prospectus as the "Rating Agency Guidelines."

         The Rating Agency Guidelines require that the Fund maintain a level of asset coverage that is at least equal to a Basic Maintenance Amount set by Moody's. In general terms, the Basic Maintenance Amount (as of a particular valuation date) is a dollar amount equal to the sum of:

         o the total liquidation preference of all outstanding shares of Preferred Stock;

         o        the amount of any indebtedness for borrowed money;

         o the unpaid dividends due or accruing in respect of such shares over the next 70 days; and

         o current and other liabilities of the Fund due or accruing over the next 90 days,

reduced by:

         o        the Fund's cash and

         o        certain of the Fund's high-grade investments.

In determining asset coverage, the Rating Agency Guidelines give no credit for certain securities or for shares of a particular issuer in excess of specified issuer diversification and industry concentration limitations and apply specified discounts to all other securities (except certain money market securities) that range from 5% to 75% of the market value of such securities.

         Moody's discounts are based on factors including the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the historical volatility of common stock prices in general and within particular industry groups, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor), the frequency with which the relevant asset is marked to market and the amount of time the Fund may take to cure a failure to meet the Basic Maintenance Amount test. The Moody's discount percentage relating to any asset of the Fund, the assets eligible for inclusion in the calculation of adjusted assets for the purpose of meeting the Basic Maintenance Amount, and the Basic Maintenance Amount and the definitions and methods of calculation relating thereto may be changed from time to time by the Board of Directors, provided that, among other things, such changes will not impair the rating then assigned to the Series B Preferred by the Moody's. This feature will permit the Fund to respond to changes required or permitted by Moody's from time to time without requiring a vote of stockholders and should enhance the ability of the Fund to earn an incremental return for the holders of its common stock without impairing the rating of the Series B Preferred. For a detailed description of these provisions, which are (or are related to) the Basic Maintenance Amount and Adjusted Value, see the description in the Articles Supplementary.

         If the Fund fails to maintain asset coverage at least equal to the Basic Maintenance Amount and such failure is not cured by the applicable cure date, the Fund will be required to redeem some or all of the Preferred Stock. See "Description of Series B Preferred -- Redemption --
Mandatory Redemption Relating to Asset Coverage Requirements." The Investment Adviser does not believe that compliance with the Rating Agency Guidelines will have an adverse effect on its management of the Fund's portfolio or on the achievement of the Fund's investment objectives. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

         On or before the fifth Business Day after each quarterly valuation date, the Fund is required to deliver to Moody's a report setting forth whether the Fund was in compliance with the Rating Agency Guidelines asset coverage requirements as of the relevant valuation date. Within ten Business Days after delivery of such report to Moody's and on one other occasion chosen annually at random by Fund's independent accountants, the Fund will deliver letters prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in, and certain other matters relating to, its most recent report.

         The Fund may, but is not required to, adopt any modifications to the Rating Agency Guidelines that may hereafter be established by Moody's. Failure to adopt such modifications, however, may result in a change in Moody's rating or a withdrawal of a rating altogether. In addition, Moody's may, at any time, change or withdraw such rating. However, failure to comply with the Rating Agency Guidelines included in the Articles Supplementary would require the Fund to redeem all or part of the Preferred Stock if such failure to comply is not cured within the specified time periods.

         A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Series B Preferred is not a recommendation to purchase, hold or sell such shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. Nor do Moody's requirements address the likelihood that a holder of Series B Preferred will be able to sell such shares. The rating is based on current information furnished to Moody's by the Fund and the Investment Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

DIVIDENDS

         Holders of shares of Series B Preferred will be entitled to receive, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, cumulative cash dividends, at the annual rate of 7.20% of the liquidation preference of $25 per share, payable quarterly on March 26, June 26, September 26 and December 26 in each year or, if any such day is not a Business Day, the next succeeding Business Day (the "Dividend Payment Date"), commencing on September 26, 2001, to the persons in whose names the shares of Series B Preferred are registered at the close of business on the fifth preceding Business Day.

         Dividends on the shares of Series B Preferred will accumulate from the date on which such shares are issued; provided, however, that any shares of Series B Preferred issued within 30 days of the original issue date of the series, will accumulate dividends from the series' original date of issue.

         No dividends will be declared or paid or set apart for payment on shares of Series B Preferred for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Preferred Stock through the most recent dividend payment date thereof. If full cumulative dividends are not paid on the Preferred Stock, all dividends on the shares of Preferred Stock will be paid pro rata to the holders of the shares of Preferred Stock in proportion to the respective amounts of dividends accumulated but unpaid on each such Series. Holders of Series B Preferred will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.

         For so long as any shares of Preferred Stock are outstanding, the Board of Directors of the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares or rights to purchase shares of stock ranking junior to the Preferred Stock as to dividends and upon liquidation) in respect of the common stock or any other stock of the Fund ranking junior to the Preferred Stock as to dividends and upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of its common stock or any other stock of the Fund ranking junior to the Preferred Stock as to dividends and upon liquidation (except by conversion into or exchange for stock of the Fund ranking junior to the Preferred Stock as to dividends and upon liquidation), unless, in each case:

         o immediately after such transaction, the Fund will meet the asset coverage requirements set forth both in the Rating Agency Guidelines and under the 1940 Act (see "-- Rating Agency Guidelines" above and "-- Asset Maintenance Requirements" below);

         o full cumulative dividends on all shares of Preferred Stock due on or prior to the date of the transactions have been declared and paid (or sufficient cash or cash equivalents to cover such payment have been deposited with the Dividend-Disbursing Agent); and

         o the Fund has redeemed the full number of shares of Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

ASSET MAINTENANCE REQUIREMENTS

         The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. The Moody's requirements are summarized under "-- Rating Agency Guidelines" above. The 1940 Act requirements are summarized below.

         The Fund will be required under the Articles Supplementary to maintain as of the last Business Day of each March, June, September and December of each year, an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund which are stock, including the Series B Preferred. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 days, the Fund will be required under certain circumstances to redeem shares of Preferred Stock sufficient to satisfy such asset coverage. See "-- Redemption" below.

         If the shares of Series B Preferred offered hereby had been issued and sold as of December 31, 2000, the asset coverage required under the 1940 Act immediately following such issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $5,670,825), would have been computed as follows:

         value of Fund assets less liabilities not constituting senior securities ($1,477,592,589) / senior securities representing indebtedness plus liquidation preference of each class of preferred stock $299,222,500 = 494%



REDEMPTION

         Mandatory Redemption Relating to Asset Coverage Requirements. The Fund will be required to redeem, at a redemption price equal to $25 per share plus accumulated and unpaid dividends through the date of redemption (whether or not earned or declared), shares of Preferred Stock (to the extent permitted under the 1940 Act and Maryland law) in the event that:

         o the Fund fails to maintain the asset coverage requirements specified under the 1940 Act and such failure is not cured on or before 60 days following such failure; or

         o the Fund fails to maintain the asset coverage requirements as calculated in accordance with the Rating Agency Guidelines as of any valuation date, and such failure is not cured on or before the 7th day after such valuation date.

         The number of shares of Preferred Stock that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding shares of Preferred Stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the shares of Preferred Stock. In the event that shares of Preferred Stock are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of shares of Preferred Stock so that the Fund's assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that shares of Preferred Stock are redeemed due to a failure to satisfy the Rating Agency Guidelines, the Fund may, but is not required to, redeem a sufficient number of shares of Preferred Stock so that the Fund's adjusted assets (as determined in accordance with the Rating Agency Guidelines) after redemption exceed the Rating Agency Guidelines' asset coverage requirements by up to 10%.

         If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of Preferred Stock to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem ratably from each holder whose shares are to be redeemed, and the remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

         If fewer than all shares of the Preferred Stock are to be redeemed, the Fund, at its discretion will select the series from which shares will be redeemed. If fewer than all of the shares of a series of Preferred Stock are to be redeemed, such redemption will be made pro rata from each holder of such shares in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption. If fewer than all shares of the Preferred Stock held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder.

         Optional Redemption. Prior to June 20, 2006, the shares of Series B Preferred are not subject to any optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Code. Commencing June 20, 2006 and thereafter, the Fund may at any time redeem shares of Series B Preferred in whole or in part at the redemption price. Such redemptions are subject to the limitations of the 1940 Act and Maryland law.

         Redemption Procedures. A notice of redemption will be given to the holders of record of Preferred Stock selected for redemption not less than 30 or more than 45 days prior to the date fixed for the redemption. Each notice of redemption will state (i) the redemption date, (ii) the number of shares of Preferred Stock to be redeemed, (iii) the CUSIP number(s) of such shares, (iv) the redemption price, (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date and (vii) the provision of the Articles Supplementary under which the redemption is being made. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

LIQUIDATION RIGHTS

         Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of shares of Series B Preferred then outstanding will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the common stock or any other class of stock of the Fund ranking junior to the Preferred Stock as to liquidation payments, a liquidation distribution in the amount of $25 per share, plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of Preferred Stock and any other outstanding class or series of preferred stock of the Fund ranking on a parity with the Preferred Stock as to payment upon liquidation, will be insufficient to permit the payment in full to such holders of Preferred Stock and other parity preferred stock of the amounts due upon liquidation with respect to such shares, then such available assets will be distributed among the holders of Series B Preferred and such other Preferred Stock and other parity preferred stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the liquidation payments due to holders of the Series B Preferred and such other Preferred Stock and other parity preferred stock have been paid in full, no dividends or distributions will be made to holders of the common stock or any other stock of the Fund ranking junior to the Preferred Stock and other parity preferred stock as to liquidation.

VOTING RIGHTS

         Except as otherwise stated in this prospectus and as otherwise required by applicable law, holders of shares of Series B Preferred, along with holders of shares of Series A Preferred and any other preferred stock, will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of common stock and of any other preferred stock then outstanding as a single class.

         In connection with the election of the Fund's directors, holders of shares of Series B Preferred, Series A Preferred and any other preferred stock, voting together as a single class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of common stock and holders of shares of Series B Preferred, Series A Preferred and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of Series B Preferred, Series A Preferred and/or any other preferred stock are unpaid in an amount equal to at least two full years' dividends thereon, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected by the holders of Series B Preferred, Series A Preferred and any other preferred stock, voting together as a single class, at a special meeting of stockholders which will be called and held as soon as practicable. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Preferred Stock and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of Preferred Stock and any other preferred stock as described above will cease, and the terms of office of all of the additional or replacement directors elected by the holders of shares of Preferred Stock and any other preferred stock (but not of the directors with respect to whose election the holders of shares of common stock were entitled to vote or the two directors the holders of shares of Preferred Stock and any other preferred stock have the right to elect as a separate class in any event) will terminate at the earliest time permitted by law.

         So long as shares of the Series B Preferred are outstanding, the Fund will not, without the affirmative vote of the holders of a majority
(as defined in the 1940 Act) of the shares of Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Fund's Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Preferred Stock or any other preferred stock. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of Preferred
Stock are outstanding, the Corporation shall not approve any of the actions set forth in the preceding sentence which materially adversely affect the contract rights expressly set forth in the Charter of a holder of shares of a series of Preferred Stock (such as the Series B Preferred Stock) differently than those of a holder of shares of any other series of Preferred Stock without the affirmative vote of the holders of at least a majority of the shares of Preferred Stock of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class). Unless a higher percentage is provided for under the Charter or applicable provisions of Maryland General Corporation Law, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Series B Preferred, Series A Preferred and any other preferred stock, voting together as a single class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies" and "Investment Restrictions" in the prospectus and the SAI. For purposes of this paragraph, except as otherwise required under the 1940 Act, the phrase "vote of the holders of a majority of the outstanding shares of Preferred Stock" means, in accordance with
Section 2(a)(42) of the 1940 Act, the vote at the annual or a special meeting of the stockholders of the Fund duly called (A) of 67% or more of the shares of Preferred Stock present at such meeting, if the holders of more than 50% of the outstanding shares of Preferred Stock are present or represented by proxy or (B) more than 50% of the outstanding shares of Preferred Stock, whichever is less. The class vote of holders of shares of the Series B Preferred, Series A Preferred and any other preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of common stock, Preferred Stock and any other preferred stock, voting together as a single class, that may be necessary to authorize the action in question.

         Under applicable Maryland law, the holders of Preferred Stock may take action or consent to any action without holding a meeting by the written consent of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the Fund gives notice of the action to each stockholder not late than 10 days after the effective time of the action. Also, the calculation and the elements and definitions of the terms of the Rating Agency Guidelines may be modified by action of the Board of Directors without further action by the stockholders if the Board determines that such modification is necessary to prevent a reduction in rating of the shares of Preferred Stock by Moody's or is in the best interests of the holders of shares of common stock and is not adverse to the holders of Preferred Stock in view of advice to the Fund by Moody's that such modification would not adversely affect its then current rating of the shares of Series B Preferred Stock.

         The foregoing voting provisions will not apply to any shares of Series B Preferred if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption and sufficient cash or cash equivalents provided to the Dividend-Disbursing Agent to effect such redemption. The holders of Series B Preferred will have no preemptive rights or rights to cumulative voting.


LIMITATION ON INCURRENCE OF ADDITIONAL INDEBTEDNESS AND ISSUANCE OF ADDITIONAL PREFERRED STOCK

         So long as any shares of Series B Preferred are outstanding and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue and sell one or more series of a class of senior securities of the Fund representing indebtedness under the 1940 Act and/or otherwise create or incur indebtedness, provided that the Fund will, immediately after giving effect to the incurrence of such indebtedness and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Fund representing indebtedness, as defined in the 1940 Act, of at least 300% of the amount of all indebtedness of the Fund then outstanding and no such additional indebtedness will have any preference or priority over any other indebtedness of the Fund upon the distribution of the assets of the Fund or in respect of the payment of interest. Any possible liability resulting from lending and/or borrowing portfolio securities, entering into reverse repurchase agreements, entering into futures contracts and writing options, to the extent such transactions are made in accordance with the investment restrictions of the Fund then in effect, will not be considered to be indebtedness limited by the Articles Supplementary.

         So long as any shares of Series B Preferred are outstanding, subject to receipt of approval from Moody's, and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue and sell shares of one of more other series of preferred stock in addition to the shares of Series B Preferred, provided that the Fund will, immediately after giving effect to the issuance of such additional preferred stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the shares of Preferred Stock and all other preferred stock of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred stock will have any preference or priority over any other preferred stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.

REPURCHASE OF SERIES B PREFERRED

         The Fund is a closed-end investment company and, as such, holders of Series B Preferred do not, and will not, have the right to redeem their shares of the Fund. The Fund, however, may repurchase shares of the Series B Preferred when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder and other applicable requirements.

BOOK-ENTRY

         Shares of Series B Preferred will initially be held in the name of Cede & Co ("Cede"), as nominee for The Depository Trust Company ("DTC"). The Fund will treat Cede as the holder of record of the Series B Preferred for all purposes. In accordance with the procedures of DTC, however, purchasers of Series B Preferred will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Series B Preferred may obtain registered certificates by contacting the Transfer Agent (as defined below).


             DESCRIPTION OF CAPITAL STOCK AND OTHER SECURITIES

         Common Stock. The Fund, which was incorporated under the laws of the State of Maryland on May 20, 1986, is authorized to issue 200,000,000 shares of capital stock of which 184,000,000 shares are currently classified as common stock, par value $.001 per share. Each share of common stock has equal voting, dividend, distribution and liquidation rights. The Fund's capital stock is subject to reclassification from time to time by the Board of Directors. The shares of common stock outstanding are fully paid and nonassessable. Shares of the common stock are not redeemable and have no preemptive, conversion or cumulative voting rights. The Fund's shares of common stock are listed and traded on the New York Stock Exchange under the symbol "GAB."

         Preferred Stock. Currently, 16,000,000 shares of the Fund's capital stock are authorized as preferred stock, par value $.001 per share. The terms of such preferred stock may be fixed by the Board of Directors and would materially limit and/or qualify the rights of the holders of the Fund's common stock. As of December 31, 2000, the Fund had outstanding 5,368,900 shares of Series A Preferred, which, along with the Series B Preferred being issued in connection with this prospectus, are senior securities of the Fund. The Series A Preferred is the same class as the Series B Preferred and is ranked on a parity with the Series B Preferred as to dividend and liquidation preference. Dividends on the Series A Preferred accrue at an annual rate of 7.25% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof and are payable quarterly on March 26, June 26, September 26 and December 26 in each year. The Series A Preferred is listed and traded on the New York
Stock Exchange under the symbol "GAB Pr."

         The Series A Preferred is rated "aaa" by Moody's and the Fund is required to meet identical asset coverage requirements with respect to the Series A Preferred as are described in this prospectus for the Series B Preferred.

         As with the Series B Preferred, the Series A Preferred is subject to mandatory redemption in whole or in part at its redemption price if the Fund fails to maintain either of the minimum asset coverages required by Moody's or the 1940 Act. Commencing June 9, 2003 and thereafter, the Fund at its option may redeem the Series A Preferred in whole or in part for cash at a price equal to its redemption price. Prior to June 9, 2003, the Series A Preferred may be redeemed, at the option of the Fund, for a cash price equal to its redemption price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company.

         All shares of Series A Preferred are fully paid and nonassessable.


         The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of March 31, 2001.


                                            AMOUNT HELD BY
                                            FUND FOR ITS         AMOUNT
     CLASS OF STOCK    AMOUNT AUTHORIZED    OWN ACCOUNT        OUTSTANDING
     --------------     ---------------    ---------------    -------------

Common Stock........   184,000,000 shares      N/A         126,803,143 shares
Preferred Stock.....   16,000,000 shares       N/A          5,368,900 shares*

_______________
* Does not include the Series B Preferred Shares being offered pursuant to this prospectus.

                                  TAXATION

         The following is a description of certain U.S. Federal income tax consequences to a stockholder of acquiring, holding and disposing of Preferred Stock of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

         No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Fund and its stockholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

TAXATION OF THE FUND

         The Fund has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code without regard to the deduction for dividends paid) and its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss) which it distributes to its stockholders in each taxable year, provided that it distributes to its stockholders at least 90% of the sum of its net investment income and any tax-exempt income for such taxable year.

         Qualification as a regulated investment company requires, among other things, that the Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived from its business of investing in stock, securities or currencies and (b) diversify its holdings so that, at the end of each quarter of each taxable year, subject to certain exceptions, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a regulated investment company in any year, the Fund would be subject to tax in such year on all of its taxable income, whether or not it made any distributions. To re-qualify to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to preferred stockholders and common stockholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gains recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

         Under the Code, amounts not distributed by a regulated investment company on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of
(1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income (both long-term and short-term) for the one year period ending on October 31 of such year or, in the case of a fund (such as the Fund) with a fiscal year ending in November or December that makes an election, the end of its fiscal year, and (3) all ordinary income and capital gain net income for previous years that were not previously distributed or subject to tax under Subchapter M. While the Fund intends to distribute its ordinary income and capital gain net income in a manner that will minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         If the Fund does not meet the asset coverage requirements of its Articles Supplementary and the 1940 Act, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. See "Description of Series B Preferred -- Dividends" and "Description of Capital Stock and Other Securities." Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level Federal income taxation on the Fund's distributions, or might prevent it from distributing enough income and capital gain to avoid completely the imposition of the excise tax. Upon any failure to meet the asset coverage requirements of its Articles Supplementary or the 1940 Act, the Fund may, and in certain circumstances will, be required to partially redeem the shares of Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a regulated investment company. If asset coverage were restored, the Fund would again be able to pay dividends and would generally be able to avoid Fund-level Federal income taxation on the income that it distributes.

TAXATION OF STOCKHOLDERS

         Dividends paid by the Fund are taxable to stockholders whether such dividends are paid in cash or paid in additional shares of stock under the Fund's plan for the automatic reinvestment of dividends. Dividends paid by the Fund from its net investment income are taxable to stockholders as ordinary income. Dividends paid from net capital gain (including gains or losses from certain transactions in warrants, rights, futures and options) and properly designated by the Fund as capital gain dividends are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder (or credited to the stockholder as an undistributed capital gain) with respect to such shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset).

         Capital gain dividends may be taxed at a lower rate than ordinary income dividends for certain non-corporate taxpayers. See "Tax Attributes of Preferred Stock Dividends."

         Not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

         Stockholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

         Gain or loss, if any, recognized on the sale of other disposition of shares of the Fund, including, without limitation, a redemption by the Fund, will be taxed as a capital gain or loss if the shares are capital assets in the stockholder's hands and will be taxed as long-term or short-term gain or loss, as the case may be. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares of the same class are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The Code provides that capital gain recognized on the termination of a position held as part of a "conversion transaction" will be treated as ordinary income, to the extent the recognized gain does not exceed the interest that would have accrued on the net investment in the conversion transaction at an interest rate prescribed by the Code. A "conversion transaction," for these purposes, is a transaction substantially all of the return from which is attributable to the time value of the net investment in the transaction, and which is marketed as producing capital gains, but having the characteristics of a loan. Although there are no regulations construing this provision, the conversion transaction rules would not apply to an investment in the Series B Preferred because dividends paid with respect to the Series B Preferred will not constitute gain which is recognized on the disposition or other termination of any position which was held as part of a conversion transaction.

         Ordinary income dividends (but not capital gain dividends) paid to stockholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         Under certain provisions of the Code, some stockholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). A stockholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the stockholder maintains his or her account), certifying under penalties of perjury that such stockholder's taxpayer identification number is correct and that such stockholder (i) has never been notified by the IRS that he or she is subject to backup withholding,
(ii) has been notified by the IRS that he or she is no longer subject to backup withholding, or (iii) is exempt from backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be credited against such stockholder's Federal income tax liability.

         At the time of a stockholder's purchase, the market price of the Fund's common stock or Preferred Stock may reflect undistributed net investment income or net capital gain. A subsequent distribution of these amounts by the Fund will be taxable to the stockholder even though the distribution economically is a return of part of the stockholder's investment. Investors should carefully consider the tax implications of acquiring shares just prior to a distribution, as they will receive a distribution that would nevertheless be taxable to them.

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund will not invest more than 35% of its total assets in foreign securities. Accordingly, the Fund will not be eligible to elect to "pass-through" to stockholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes. In order to make such an election, at least 50% of the Fund's total assets would be required to be invested in foreign securities at the close of the Fund's fiscal year.

         Designation of Capital Gain Dividends to Preferred Stock. The IRS has taken the position in Revenue Ruling 89-81 that if a regulated investment company has two classes of stock, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, the Fund will designate distributions made to the common stock and Preferred Stock and any other preferred stock as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gain and ordinary investment income and dividends qualifying for the dividends received deduction to holders of common stock, Preferred Stock and any other preferred stock. The amount of net capital gain, ordinary investment income and dividends qualifying for the dividends received deduction allocable among holders of the common stock, the Preferred Stock and any other preferred stock will depend upon the amount of such net capital gain and ordinary investment income and dividends qualifying for the dividends received deduction realized by the Fund and the total dividends paid by the Fund on shares of common stock, Preferred Stock and any other preferred stock during a taxable year.

         The Fund believes that under current law the manner in which the Fund intends to allocate net capital gain, ordinary investment income and dividends qualifying for the dividends received deduction between shares of common stock and Preferred Stock will be respected for Federal income tax purposes. However, the Fund has not requested and will not request direct guidance from the IRS specifically addressing whether the Fund's method of allocation will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with the Fund and attempt to reallocate the Fund's net capital gain, ordinary investment income and dividends qualifying for the dividends received deduction.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. A more complete discussion of the tax rules applicable to the Fund can be found in the SAI which is incorporated by reference into this prospectus. For the complete provisions applicable to both stockholders and the Fund, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively.

               CERTAIN PROVISIONS OF THE CHARTER AND BY LAWS


         The Fund presently has provisions in its Charter and By Laws which could have the effect of limiting, in each case:

         o the ability of other entities or persons to acquire control of the Fund;

         o     the Fund's freedom to engage in certain transactions; or

         o the ability of the Fund's Directors or shareholders to amend the Charter and By Laws or effectuate changes in the Fund's management.

These provisions may be regarded as "anti-takeover" provisions. The Board of Directors of the Fund is divided into three classes, each having a term of no more than three years. Each year the term of one class of Directors will expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors. Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Directors. See "Management of the Fund" in the SAI. A Director of the Fund may be removed, but only with cause and by a vote of a majority of the votes entitled to be cast for the election of Directors of the Fund.

         In addition, the affirmative vote of the holders of 66 2/3% of the Fund's outstanding shares of each class is required to authorize the conversion of the Fund from a closed-end to an open-end investment company or generally to authorize any of the following transactions:

         o        the merger or consolidation of the Fund with any entity;

         o the issuance of any securities of the Fund for cash to any entity or person;

         o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

         o the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of any class of capital stock of the Fund. However, such vote would not be required when, under certain conditions, the Board of Directors approves the transaction. Reference is made to the Charter and By Laws of the Fund, on file with the Securities and Exchange Commission.

         The provisions of the Charter and By Laws described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of the shareholders generally.


          CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

         Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, Massachusetts 02019, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

         State Street Bank and Trust Company, located at Two Heritage
Drive, Quincy, Massachusetts 02171, serves as the Fund's dividend-disbursing agent, as agent under the Fund's dividend reinvestment plan and as transfer agent and registrar for shares of the Fund.


                                UNDERWRITING

         Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Gabelli & Company, Inc are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of shares of Series B Preferred set forth opposite the underwriter's name.

                 Underwriter                                          Number
                 -----------                                         of Shares
                                                                     ---------

Salomon Smith Barney Inc.                                            2,150,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated                   2,150,000
Gabelli & Company, Inc.                                              1,000,000
Bear, Stearns & Co. Inc.                                               250,000
Dain Rauscher Incorporated                                             175,000
A.G. Edwards & Sons, Inc.                                              175,000
First Union Securities, Inc.                                           175,000
H&R Block Financial Advisors, Inc.                                     175,000
Prudential Securities Incorporated                                     175,000
The Robinson-Humphrey Company, LLC                                     175,000
                                                                     ---------
         Total                                                       6,600,000

         The underwriting agreement provides that the obligations of the underwriters to purchase the shares of Series B Preferred included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares if they purchase any of the shares.

         The underwriters propose to offer some of the shares of Series B Preferred directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $0.50 per share. The underwriters may allow, and dealers may reallow, a concession not to exceed $0.35 per share on sales to other dealers. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and the other selling terms.

         The underwriting discount of $0.7875 per share is equal to 3.15% of the initial offering price. Investors must pay for any shares of Series B Preferred on or before June 20, 2001.

         Prior to the Offering, there has been no public market for the Series B Preferred. Application has been made to list the Series B Preferred on the New York Stock Exchange. However, during an initial period which is not expected to exceed 30 days after the date of this prospectus, the Series B Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series B Preferred; however, they have no obligation to do so. Consequently, an investment in the Series B Preferred may be illiquid during such period.

         In connection with the offering, certain of the underwriters may purchase and sell shares of Series B Preferred in the open market. These transactions may include short sales and stabilizing transactions. Short sales involve syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

         The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the underwriters repurchase shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

         Any of these activities may have the effect of preventing or retarding a decline in the market price of the stock. They may also cause the price of the Series B Preferred to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

         The underwriters have performed investment banking and advisory services for the Fund from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for the Fund in the ordinary course of their business.

         The underwriters have acted in the past and may continue to act from time to time during and subsequent to the completion of the offering of Series B Preferred hereunder as a broker or dealer in connection with the execution of portfolio transactions for the Fund.

         Gabelli & Company, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is a majority-owned subsidiary of the parent company of the Investment Adviser which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli, the Fund's President and Chief Investment Officer, may be deemed to be a "controlling person" of Gabelli & Company, Inc.

         The Fund has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.


                               LEGAL MATTERS

         Certain matters concerning the legality under Maryland law of the Series B Preferred will be passed on by Miles & Stockbridge P.C., Baltimore, Maryland. Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund in connection with the offering of the Series B Preferred, and by Simpson Thacher & Bartlett, New York, New York, counsel to the underwriters. Skadden, Arps, Slate, Meagher & Flom LLP and Simpson Thacher & Bartlett will each rely as to matters of Maryland law on the opinion of Miles & Stockbridge P.C.


                                  EXPERTS

         The audited financial statements of the Fund as of December 31, 2000 have been incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. The report of PricewaterhouseCoopers LLP is included in the SAI. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.


                           ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission 450 Fifth Street, N.W., Washington, D.C. 20549; Seven World Trade Center, Suite 1300, New York, New York 10048; and 500 West Madison Street, Chicago, Illinois 60661. The Securities and Exchange Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

         The Fund's common stock and Series A Preferred are listed on the New York Stock Exchange, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

         This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the 1933 Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Series B Preferred offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).

             SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" and elsewhere in this prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

                          TABLE OF CONTENTS OF SAI

         An SAI dated June 13, 2001 has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:


                                                                      PAGE

INVESTMENT OBJECTIVES AND POLICIES .......................             B-2
INVESTMENT RESTRICTIONS...................................             B-14
MANAGEMENT OF THE FUND....................................             B-16
PORTFOLIO TRANSACTIONS ...................................             B-24
AUTOMATIC DIVIDEND REINVESTMENT AND
  VOLUNTARY CASH PURCHASE PLAN............................             B-25
TAXATION .................................................             B-27
MOODY'S DISCOUNT FACTORS .................................             B-32
NET ASSET VALUE...........................................             B-36
BENEFICIAL OWNERS.........................................             B-37
GENERAL INFORMATION.......................................             B-38
FINANCIAL STATEMENTS......................................             B-40

             ================================================

         No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the Underwriters. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.



                                                                     APPENDIX A

                           CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa Securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STANDARD & POOR'S RATINGS SERVICES

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

         "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         You should rely only on the information contained in or incorporated by reference into this Prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate as of the date on the front cover of this Prospectus only.



                    ------------------------------------



                             TABLE OF CONTENTS

                                                                       Page

Prospectus Summary..................................................    1
Tax Attributes of Preferred Stock Dividends.........................    6
Financial Highlights................................................    8
Use of Proceeds.....................................................   11
The Fund............................................................   11
Investment Objectives and Policies..................................   11
Risk Factors and Special
     Considerations.................................................   14
Management of the Fund..............................................   17
Portfolio Transactions..............................................   19
Dividend and Distribution Policy....................................   19
Description of Series B Preferred...................................   20
Description of Capital Stock and Other
     Securities.....................................................   27
Taxation............................................................   27
Certain Provisions of the Charter and
     By Laws........................................................   31
Custodian, Transfer Agent and
     Dividend-Disbursing Agent......................................   32
Underwriting........................................................   33
Legal Matters.......................................................   34
Experts.............................................................   34
Additional Information..............................................   34
Special Note Regarding Forward-Looking Statements...................   35
Table of Contents of SAI............................................   36
Appendix A..........................................................  A-1


===============================================================================

                              6,600,000 Shares

                       THE GABELLI EQUITY TRUST INC.

          7.20% Tax Advantaged Series B Cumulative Preferred Stock

                             ------------------


                                 PROSPECTUS
                               June 13, 2001

                                 _________

                         Salomon Smith Barney Inc.
                            Merrill Lynch & Co.
                          Gabelli & Company, Inc.




                            Dated June 13, 2001

                       THE GABELLI EQUITY TRUST INC.
                            -------------------

                    STATEMENT OF ADDITIONAL INFORMATION

         The Gabelli Equity Trust Inc. (the "Fund") is a non-diversified, closed-end management investment company that seeks long-term growth of capital by investing primarily in a portfolio of equity securities selected by Gabelli Funds, LLC, the investment adviser to the Fund. Income is a secondary investment objective. It is the policy of the Fund, under normal market conditions, to invest at least 65% of its total assets in equity securities.

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated June 13, 2001. This SAI does not include any information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the prospectus prior to purchasing shares. A copy of the prospectus may be obtained without charge by calling the Fund at 1-800-GABELLI (1-800-422-3554) or (914) 921-5070.
This SAI incorporates by reference the entire prospectus.

                            -------------------

                             TABLE OF CONTENTS
                                                                           Page
-------------------------------------------------------------------------------
Investment Objectives and Policies.........................................B-2
Investment Restrictions....................................................B-14
Management of the Fund.....................................................B-16
Portfolio Transactions.....................................................B-24
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan...........B-25
Taxation...................................................................B-27
Moody's Discount Factors...................................................B-32
Net Asset Value............................................................B-36
Beneficial Owners..........................................................B-37
General Information........................................................B-38
Financial Statements.......................................................B-40

         The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office at no charge.

         This SAI is dated June 13, 2001.


                     INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT OBJECTIVES

         The Fund's primary investment objective is long-term growth of capital. Income is a secondary objective. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. See "Investment Objectives and Policies" in the prospectus.

INVESTMENT PRACTICES

         Special Situations. Subject to the Fund's policy of investing at least 65% of its total assets in companies on the basis of fundamental value, the Fund from time to time may, as a non-principal investment strategy, invest in companies that are determined by Gabelli Funds, LLC (the "Investment Adviser") to possess "special situation" characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.

         Temporary Investments. Although under normal market conditions at least 65% of the Fund's assets will consist of equity securities, including common stock, preferred stock, convertible securities, options and warrants, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may hold without limitation cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the United States government, its agencies or instrumentalities ("U.S. Government Securities"); commercial paper rated A-1 or higher by Standard & Poor's Ratings Services ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. For a description of such ratings, see Appendix A to the prospectus. The Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements in respect of those securities. Money market mutual funds are investment companies and the investments by the Fund in those companies are subject to certain other limitations. See "Investment Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of the fund's expenses, including management fees, and will remain subject to payment of the fees to the investment advisers with respect to assets so invested.

         Lower Rated Securities. The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

         Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair market value to respond to changes in the economy or the financial markets.

         Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a typical feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

         The Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

         In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might not change their ratings of a particular issue or reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

         The market for certain lower rated and comparable unrated securities has in the past experienced a major economic recession. The recession adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

         As a result of all these factors, the net asset value of the Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher rated debt securities.

         Options. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security or currency to the writer and obligating the writer to purchase the underlying security or currency from the holder.

         A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instrument held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or
(2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once it has been assigned an exercise notice, the Fund will effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         The Fund also may buy or sell and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

         Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

         Price movements in the portfolio of the Fund may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Investment Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

         Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.

         Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of bona fide hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government Securities.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A "purchaser" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act") an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call options, respectively (but are not less than the stock price of the call option or the market price at which the short positions were established).

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

         The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. Subject to the guidelines of the Board of Directors, the Fund may engage in transactions in futures contracts and options hereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

         Regulations of the CFTC applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

         Forward Currency Exchange Contracts. The Fund may engage in currency transactions otherwise than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

         The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund's custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's commitment with respect to the forward contract.

         At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to delivery. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

         The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

         If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S.,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

         Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it may only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Restricted and Illiquid Securities. The Fund may invest up to a total of 10% of its net assets in securities that are subject to restrictions on resale and securities the markets for which are illiquid, including repurchase agreements with more than seven days to maturity. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 10% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.

         In accordance with pronouncements of the Securities and Exchange Commission, the Fund may invest in restricted securities that can be traded among qualified institutional buyers under Rule 144A under the Securities Act of 1933 without registration under the Securities Act and may treat them as liquid for purposes of the foregoing 10% test if such securities are found to be liquid. The Board of Directors has adopted guidelines and delegated to the Investment Adviser, subject to the supervision of the Board of Directors, the function of determining and monitoring the liquidity of particular Rule 144A securities.


                          INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

         The Fund may not:

                  1. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. Government Securities.

                  2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Fund would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Fund would be invested in the securities of any one investment company or the Fund would own more than 3% of any other investment company's securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

                  3. Purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and
         (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

                  4. Purchase any securities on margin or make short sales, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                  5. Make loans of money, except by the purchase of a portion of publicly distributed debt obligations in which the Fund may invest, and repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans may only be made upon approval of, and subject to any conditions imposed by, the Board of Directors of the Fund. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.

                  6. Borrow money, except that the Fund may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its shares. The Fund also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Fund at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Fund exceeds 5% of its respective total assets, the Fund will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

                  7. Issue senior securities, except to the extent permitted by applicable law.

                  8. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

                  9. Invest more than 10% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale.

                           MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         Overall responsibility for management and supervision of the Fund rests with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, Boston Safe Deposit and Trust Company, the Fund's custodian (the "Custodian"), and State Street Bank and Trust Company, the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser.

         The names and business addresses of the Directors and Officers of the Fund are set forth in the following table, together with their positions with the Fund and their principal business occupations during the past five years and their affiliations, if any, with the Investment Adviser or the Fund's Administrator. Directors who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by an asterisk. Preferred Stock directors are indicated by a "+".

         As of December 31, 2000 the Directors and Officers of the Fund as a group beneficially owned 1,315,482 shares of the Fund equaling 1.21% of the Fund's outstanding shares.


                                    Position with      Principal Occupation
Name and Business Address (Age)        the Fund       During Past Five Years
--------------------------------   ----------------- ------------------------
Dr. Thomas E. Bratter (61)          Director           Director, President
One Corporate Center                                   and Founder, The
Rye, New York 10580-1434                               John Dewey Academy
                                                       (residential college
                                                       preparatory
                                                       therapeutic high
                                                       school).(7)(16)


+Anthony J. Colavita (65)            Director          President and
One Corporate Center                                   Attorney at Law in
Rye, New York 10580-1434                               the law firm of
                                                       Anthony J. Colavita,
                                                       P.C. since
                                                       1961.(1)(2)(3)(4)(5)(6)
                                                       (7)(8)(9)(10)(11)(12)
                                                       (13)(14)(15)(16)(17)(18)
                                                       (19)

+James P. Conn (63)                 Director           Former Managing
One Corporate Center                                   Director and Chief
Rye, New York 10580-1434                               Investment Officer
                                                       of Financial
                                                       Security Assurance
                                                       Holdings Ltd.
                                                       (1992-1998);
                                                       Director of
                                                       Meditrust
                                                       Corporation (real
                                                       estate investment
                                                       trust) and First
                                                       Republic
                                                       Bank.(1)(7)(10)(16)(18)


Frank J. Fahrenkopf, Jr. (61)       Director           President and Chief
One Corporate Center                                   Executive Officer of
Rye, New York 10580-1434                               the American Gaming
                                                       Association since
                                                       June 1995; Partner
                                                       of Hogan and Hartson
                                                       (law firm); Chairman
                                                       of International
                                                       Trade Practice
                                                       Group; Co-Chairman
                                                       of the Commission on
                                                       Presidential
                                                       Debates; Former
                                                       Chairman of the
                                                       Republican National
                                                       Committee.(7)(16)


*Mario J. Gabelli (58)             President,          Chairman of the
One Corporate Center           Director, and Chief     Board and Chief
Rye, New York 10580-1434        Investment Officer     Investment Officer
                                                       of Gabelli Asset
                                                       Management Inc. and
                                                       Chief Investment
                                                       Officer of Gabelli
                                                       Funds, LLC and GAMCO
                                                       Investors, Inc.;
                                                       Chairman of the
                                                       Board and Chief
                                                       Executive Officer of
                                                       Lynch Corporation
                                                       (diversified
                                                       manufacturing
                                                       company) and Lynch
                                                       Interactive
                                                       Corporation (a
                                                       multimedia and
                                                       services company);
                                                       Director of
                                                       Spinnaker
                                                       Industries, Inc.
                                                       (manufacturing
                                                       company).(1)(2)(3)(5)(6)
                                                       (7)(8)(9)(10)(11)(12)
                                                       (13)(14)(15)(16)(17)


*Karl Otto Pohl (71)                Director           Member of the
One Corporate Center                                   Shareholder
Rye, New York 10580-1434                               Committee of Sal
                                                       Oppenheim Jr. & Cie
                                                       (private investment
                                                       bank); Director of
                                                       Gabelli Asset
                                                       Management Inc.
                                                       (investment
                                                       management), Zurich
                                                       Allied (insurance
                                                       company), and
                                                       TrizecHahn Corp.
                                                       (real estate
                                                       company); Former
                                                       President of the
                                                       Deutsche Bundesbank
                                                       and Chairman of its
                                                       Central Bank Council
                                                       (1980-1991).
                                                       (1)(2)(3)(5)(6)(7)(8)(9)
                                                       (10)(11)(12) (13)(14)
                                                       (15)(16)(17)(18)(19)


Anthony R. Pustorino (75)           Director           Certified Public
One Corporate Center                                   Accountant;
Rye, New York 10580-1434                               Professor of
                                                       Accounting, Pace
                                                       University since
                                                       1965.(1)(3)(4)(5)(6)(7)
                                                       (10)(13)(16)(17)(19)


Salvatore J. Zizza (55)             Director           Chairman of The
One Corporate Center                                   Bethlehem Corp.;
Rye, New York 10580-1434                               Board Member of
                                                       Hollis Eden
                                                       Pharmaceuticals;
                                                       Former Executive
                                                       Vice President of
                                                       FMG Group (a
                                                       healthcare
                                                       provider); Former
                                                       President and Chief
                                                       Executive Officer of
                                                       the Lehigh Group
                                                       Inc. (an electrical
                                                       supply wholesaler);
                                                       Former Chairman of
                                                       the Executive
                                                       Committee and
                                                       Director of Binnings
                                                       Buildings Products,
                                                       Inc. until 1997;
                                                       Adviser to The
                                                       Gabelli Growth
                                                       Fund.(1)(5)(7)(10)(16)


Bruce N. Alpert (49)             Vice President and    Executive Vice
One Corporate Center                  Treasurer        President and Chief
Rye, New York 10580-1434                               Operating Officer of
                                                       Gabelli Funds, LLC
                                                       since 1988; Director
                                                       and President of
                                                       Gabelli Advisers,
                                                       Inc., and an officer
                                                       of all mutual funds
                                                       managed by Gabelli
                                                       Funds, LLC and its
                                                       affiliates.


James E. McKee (37)                 Secretary          Vice President,
One Corporate Center                                   General Counsel and
Rye, New York 10580-1434                               Secretary of Gabelli
                                                       Asset Management,
                                                       Inc. since 1999 and
                                                       GAMCO Investors,
                                                       Inc. since 1993;
                                                       Secretary of all
                                                       mutual funds managed
                                                       by Gabelli Funds,
                                                       LLC and its
                                                       affiliates.


Carter W. Austin (34)               Vice President     Vice President of
One Corporate Center                                   Gabelli Funds, LLC
Rye, New York 10580-1434                               since 1996.
                                                       Previously, Director
                                                       of Business
                                                       Development, for
                                                       Links Club
                                                       International (an
                                                       affiliate of the PGA
                                                       Tour).
---------------------------

* "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Fund and the Investment Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Pohl is a Director of the parent company of the Investment Adviser.

(1) Trustee of The Gabelli Asset Fund

(2) Trustee of The Gabelli Blue Chip Value Fund

(3) Director of Gabelli Capital Series Fund, Inc.

(4) Director of Comstock Funds, Inc.

(5) Director of The Gabelli Convertible Securities Fund, Inc.

(6) Director of Gabelli Equity Series Funds, Inc.

(7) Director of The Gabelli Global Multimedia Trust Inc.

(8) Director of Gabelli Global Series Funds, Inc.

(9) Director of Gabelli Gold Fund, Inc.

(10) Trustee of The Gabelli Growth Fund

(11) Director of Gabelli International Growth Fund, Inc.

(12) Director of The Gabelli Investor Funds, Inc.

(13) Trustee of The Gabelli Mathers Fund

(14) Trustee of The Gabelli Money Market Funds

(15) Trustee of The Gabelli Utilities Fund

(16) Trustee of The Gabelli Utility Trust

(17) Director of The Gabelli Value Fund Inc.

(18) Trustee of The Gabelli Westwood Funds

(19) Director of The Treasurer's Fund, Inc.

         The Board of Directors of the Fund is divided into three classes, with a class having a term of no more than three years. Each year the term of office of one class of directors expires. See "Certain Provisions of the Charter and By Laws" in the prospectus.

         The Fund and the Investment Adviser have adopted a code of ethics (the "Code of Ethics") under Rule 17J-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics can be reviewed and copied at the United States Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 742-8090. The Code of Ethics is also available on the EDGAR database on the Securities and Exchange Commission's Internet Site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Room Section, Washington, D.C. 20549-0102.

REMUNERATION OF DIRECTORS AND OFFICERS

         The Fund pays each Director who is not affiliated with the Investment Adviser a fee of $12,000 per year plus $1,500 per Directors' meeting attended and $500 per meeting by telephone, together with each Director's actual out-of-pocket expenses relating to attendance at such meetings. The aggregate remuneration (exclusive of reimbursed personal expenses) accrued by the Fund during the year ended December 31, 2000 amounted to $133,967.

         The following table shows certain compensation information for the Directors of the Fund for the year ended December 31, 2000. Officers and Directors of the Fund who are employed by the Investment Adviser received no compensation or expense reimbursement from the Fund.



                        Aggregate Compensation    Total Compensation From Fund
      Name of                    from               and Fund Complex Paid to
 Director/Officers               Fund                  Directors/Officers*
 -----------------              ------                --------------------

Mario J. Gabelli                 $ 0                       $ 0 (17)
Dr. Thomas E. Bratter         $ 18,000                   $ 31,000 (3)
Anthony J. Colavita           $ 17,467                  $ 129,967 (19)
James P. Conn                 $ 18,000                   $ 52,000 (6)
Frank J. Fahrenkopf, Jr.      $ 18,000                   $ 31,000 (3)
Karl Otto Pohl                   $ 0                       $ 0 (19)
Anthony R. Pustorino          $ 23,000                  $ 121,500 (12)
Salvatore J. Zizza            $ 18,000                   $ 55,000 (6)
Carter W. Austin              $ 134,167                  $ 134,167 (1)
------------------------

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2000 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios from which such person received compensation.


LIMITATION OF OFFICERS' AND DIRECTOR, LIABILITY

         The By Laws of the Fund provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, to the fullest extent permitted by law. In addition, the Charter of the Fund provides that the Fund's Directors and officers will not be liable to shareholders for money damages, except in limited instances. However, nothing in the Charter or the By Laws protects or indemnifies a Director, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's active or deliberate dishonesty which is material to the cause of action or to the extent that the person received an improper benefit or profit in money, property or services to the extent of such money, property or services. In addition, indemnification is not permitted for any act or omission committed in bad faith which is material to the cause of action or, with respect to any criminal proceeding, if the person had reasonable cause to believe that the act or omission was unlawful. In addition, indemnification may not be provided in respect of any proceeding in which the person had been adjudged to be liable to the Fund.


THE INVESTMENT ADVISER

         The Investment Adviser is a New York limited liability company that also serves as Investment Adviser to other closed-end investment companies and open-end investment companies with aggregate assets in excess of $10.3 billion as of March 31, 2001. The Investment Adviser is a registered investment adviser under the 1940 Act. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his controlling interest in the parent company of the Investment Adviser. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO") a wholly-owned subsidiary of the Investment Adviser acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $10.7 billion under its management as of March 31, 2001; Gabelli Advisers, Inc. acts as to the Gabelli Westwood Funds with assets under management of approximately $494 million as of March 31, 2001; Gabelli Securities, Inc. acts as general partner or investment manager to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $473 million as of March 31, 2001; and Gabelli Fixed
Income, LLC acts as investment adviser for the three portfolios of The Treasurer's Fund and separate accounts having assets under management of approximately $1.7 billion as of March 31, 2001.

         Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair over time and not disadvantageous to any such accounts. The Investment Adviser may on occasion give advice or take action with respect to other clients that differ from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates

         Pursuant to an Advisory Agreement (the "Advisory Agreement"), the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Directors. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, are considered to be an expense of the Fund under its Advisory Agreement.

         The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. The Investment Adviser has in turn retained PFPC, Inc. to act as sub-administrator to the Fund. See "Management of the Fund -- Sub-Administrator" in the prospectus.

         For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. The fees payable under the Advisory Agreement are higher than the fees payable by most registered investment companies. Notwithstanding the foregoing, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Series B Preferred for any calendar year in which the total return of the Fund, including distributions and the advisory fee subject to potential waiver, allocable to common stock is less than the stated dividend rate of the Series B Preferred. The Investment Adviser has a similar arrangement in effect with respect to the Series A Preferred.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including the word "Gabelli."

         The Advisory Agreement was initially approved by the Board of Directors at a meeting held on July 17, 1986 and was approved most recently by the Board of Directors on May 17, 2000. The Advisory Agreement is terminable without penalty by the Fund on not more than sixty days' written notice when authorized by the Board of Directors of the Fund, by the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or by the Investment Adviser. The Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Advisory Agreement provides that, unless terminated, it will remain in effect so long as continuance of the Advisory Agreement is approved annually by the Board of Directors of the Fund, or the shareholders of the Fund and in either case, by a majority vote of the Directors who are not parties to the Advisory Contract or "interested persons" as defined in the 1940 Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Advisory Agreement.

         For each of the years ended December 31, 1998, December 31, 1999 and December 31, 2000, the Investment Adviser was paid $12,272,654, $14,000,719 and $13,085,773, respectively, for advisory and administrative services rendered to the Fund.


                           PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of certain debt securities and securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. ("Gabelli & Company") may execute transactions in the over-the counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, as well as other regulatory requirements, the Fund's Board of Directors has determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as the price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available

         For the fiscal years ended December 31, 1998, December 31, 1999 and December 31, 2000, the Fund paid a total of $836,479, $1,137,510 and $847,808, respectively, in brokerage commissions, of which Gabelli & Company, Inc. and its affiliates received $362,737, $554,925 and $586,533, respectively. The amount received by Gabelli & Company, Inc. and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2000 represented approximately 69% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately 78% of the aggregate dollar amount of transactions by the Fund for such period.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.


                    AUTOMATIC DIVIDEND REINVESTMENT AND
                        VOLUNTARY CASH PURCHASE PLAN

         Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a stockholder whose shares of the Fund's common stock is registered in his own name will have all distributions reinvested automatically by State Street Bank and Trust Company ("State Street"), which is agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by State Street as dividend disbursing agent.

         Under the Plan, whenever the market price of the common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued shares of common stock, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy the common stock for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds net asset value.

         Participants in the Plan have the option of making additional cash payments to State Street, monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. State Street will use all funds received from participants to purchase shares of the Fund in the open market on or about the 15th of each month. State Street will charge each stockholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to State Street in a manner that ensures that State Street will receive these payments approximately 10 days before the 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by State Street at least 48 hours before such payment is to be invested.

         State Street maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by State Street in noncertificated form in the name of the participant. A Plan participant may send its share certificates to State Street so that the shares represented by such certificates will be held by State Street in the participant's stockholder account under the Plan.

         In the case of stockholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, State Street will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who participate in the Plan.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the Plan members at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to the Plan participants.


                                  TAXATION

         The following discussion is a brief summary of certain additional United States Federal income tax considerations affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to Federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

GENERAL

         The Fund has qualified as and intends to continue to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to U.S. Federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code without regard to the deduction for dividends paid) and on its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, which it distributes to its stockholders in each taxable year, provided that an amount equal to at least 90% of the sum of its net investment income and any net tax-exempt income for the taxable year is distributed to its stockholders.

         Qualification as a RIC requires, among other things, that the
Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (b) diversify its holdings so that, at the end of each quarter of each taxable year, subject to certain exceptions, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

 TAXATION OF THE FUND

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's stockholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Preferred Stockholders and common stockholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gains recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

         Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income (both long-term and short-term) for the one year period ending on October 31 of such year, (unless, as in the case of the Fund, an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (3) all ordinary income and capital gain net income for previous years that were not previously distributed or subject to tax under Subchapter M. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Foreign currency gain or loss on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as net investment income and loss.

         If the Fund invests in stock of a passive foreign investment company (a "PFIC"), the Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Fund to its stockholders. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal Federal corporate income tax rate in effect for the year to which it was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's net investment income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a taxable dividend to stockholders.

         If the Fund invests in stock of a PFIC, the Fund may be able to elect to treat the PFIC as a "qualified electing fund," in lieu of being taxable in the manner described in the above paragraph and to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which may be difficult to obtain. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year all shares that it hold in PFICs. If it makes this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it does not exceed prior increases.

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes.

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level Federal income taxation, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

         If the Fund does not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level Federal income taxation, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will, be required to partially redeem the shares of Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and would generally be able to avoid Fund-level Federal income taxation on the income that it distributes.

HEDGING TRANSACTIONS

         Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

         Hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions may be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

         Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

FOREIGN TAXES

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. It is anticipated that the Fund will not invest more than 35% of its total assets in foreign securities. Accordingly, the Fund will not be eligible to elect to "pass-through" to stockholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes. In order to make such an election, at least 50% of the Fund's total assets would be required to be invested in foreign securities.

TAXATION OF STOCKHOLDERS

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gains its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent that the credit exceeds such liability, and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gains included in such stockholder's gross income.

         Distributions of ordinary income are taxable to a U.S. stockholder as ordinary income, whether paid in cash or shares. Ordinary income dividends paid by the Fund may qualify for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of qualified dividends received from U.S. corporations. The amount of any dividend distribution eligible for the dividends received deduction will be designated by the Fund in a written notice to stockholders within 60 days of the close of the taxable year. Distributions of net capital gain designated as capital gain dividends ("Capital Gain Dividends"), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the stockholder has held the Fund's shares, and are not eligible fo the dividends received deduction.

         Stockholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a stockholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale or exchange of shares, a stockholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any Capital Gain Dividends received by the stockholder (or credited to the stockholder as an undistributed capital gain) with respect to such shares.

         Ordinary income dividends and Capital Gain Dividends also may be subject to state and local taxes. Stockholders are urged to consult their own tax advisers regarding specific questions about the U.S. Federal, state, local or foreign tax consequences to them of investing in the Fund.

BACKUP WITHHOLDING

         The Fund may be required to withhold Federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against such stockholder's Federal income tax liability.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in Series B Preferred should consult their own tax advisers regarding the purchase, ownership and disposition of Series B Preferred.


                          MOODY'S DISCOUNT FACTORS

         The following table identifies the Moody's Discount Factors used to discount particular Moody's eligible assets for a two-week exposure period.

                                                                                                  Moody's Discount
Type of Moody's Eligible Asset:                                                                       Factor:
-------------------------------                                                                       ------

Short Term Money Market Instruments (other than U.S. Government Obligations set forth below) and other commercial paper:
     Demand or time deposits, certificates of deposit and bankers' acceptances includible in          1.00
       Moody's Short Term Money Market Instruments.............................................
     Commercial paper rated P-1 by Moody's maturing in 30 days or less.........................       1.00
     Commercial paper rated P-1 by Moody's maturing in more than 30 days but in 270 days
       or less.................................................................................       1.15
     Commercial paper rated A-1+ by S&P maturing in 270 days or less...........................       1.25
     Repurchase obligations includible in Moody's Short Term Money Market Instruments if
       term is less than 30 days and counterparty is rated at least A2.........................       1.00
     Other repurchase obligations..............................................................         *

U.S. Common Stock and Common Stock of foreign issuers for which ADRs are Traded................       3.00
Common Stock of foreign issuers (in existence for at least five years)   for which no ADRs
are traded.....................................................................................       4.00

Convertible preferred stocks...................................................................       3.00

Preferred stocks:
     Auction rate preferred stocks.............................................................       3.50
     Other preferred stocks issued by issuers in the financial and industrial industries.......       1.62
     Other preferred stocks issued by issuers in the utilities industry........................       1.40

U.S. Government Obligations (other than U.S. Treasury Securities Strips set forth below)
   with remaining terms to maturity of:
     1 year or less............................................................................       1.04
     2 years or less...........................................................................       1.09
     3 years or less...........................................................................       1.12
     4 years or less...........................................................................       1.15
     5 years or less...........................................................................       1.18
     7 years of less...........................................................................       1.21
     10 years or less..........................................................................       1.24
     15 years or less..........................................................................       1.25
     20 years or less..........................................................................       1.26
     30 years or less..........................................................................       1.26

U.S. Treasury Securities Strips with remaining terms to maturity of:
     1 year or less............................................................................       1.04
     2 years or less...........................................................................       1.10
     3 years or less...........................................................................       1.14
     4 years or less...........................................................................       1.18
     5 years or less...........................................................................       1.21
     7 years or less...........................................................................       1.27
     10 years or less..........................................................................       1.34
     15 years or less..........................................................................       1.45
     20 years or less..........................................................................       1.54
     30 years or less..........................................................................       1.66

Corporate evidences of indebtedness:

   Corporate evidences of indebtedness rated Aaa3 with remaining terms to maturity of:
     1 year or less............................................................................       1.10
     2 years or less...........................................................................       1.13
     3 years or less...........................................................................       1.18
     4 years or less...........................................................................       1.21
     5 years or less...........................................................................       1.23
     7 years or less...........................................................................       1.27
     10 years or less..........................................................................       1.30
     15 years or less..........................................................................       1.31
     20 years or less..........................................................................       1.32
     30 years or less..........................................................................       1.33

   Corporate evidences of indebtedness rated Aa3 with remaining terms to maturity of:
     1 year or less............................................................................       1.15
     2 years of less...........................................................................       1.20
     3 years or less...........................................................................       1.23
     4 years or less...........................................................................       1.27
     5 years or less...........................................................................       1.29
     7 years or less...........................................................................       1.33
     10 years or less..........................................................................       1.36
     15 years or less..........................................................................       1.37
     20 years or less..........................................................................       1.38
     30 years or less..........................................................................       1.39

   Corporate evidences of indebtedness rated A3 with remaining terms to maturity of:
     1 year or less............................................................................       1.20
     2 years or less...........................................................................       1.26
     3 years or less...........................................................................       1.29
     4 years or less...........................................................................       1.33
     5 years or less...........................................................................       1.35
     7 years or less...........................................................................       1.39
     10 years or less..........................................................................       1.42
     15 years or less..........................................................................       1.43
     20 years or less..........................................................................       1.45
     30 years or less..........................................................................       1.45

   Corporate evidences of indebtedness rated at least Baa3 with remaining terms of maturity  of:
     1 year or less............................................................................       1.25
     2 years or less...........................................................................       1.31
     3 years or less...........................................................................       1.35
     4 years or less...........................................................................       1.38
     5 years or less...........................................................................       1.41
     7 years or less...........................................................................       1.45
     10 years or less..........................................................................       1.48
     15 years or less..........................................................................       1.50
     20 years or less..........................................................................       1.51
     30 years or less..........................................................................       1.52

   Corporate evidences of indebtedness rated at least Ba3 with remaining terms of maturity of:
     1 year or less............................................................................       1.36
     2 years or less...........................................................................       1.42
     3 years or less...........................................................................       1.46
     4 years or less...........................................................................       1.50
     5 years or less...........................................................................       1.53
     7 years or less...........................................................................       1.57
     10 years or less..........................................................................       1.61
     15 years or less..........................................................................       1.62
     20 years or less..........................................................................       1.64
     30 years or less..........................................................................       1.64

   Corporate evidences of indebtedness rated at least B1 and B2 with remaining terms of maturity of:
     1 year or less............................................................................       1.46
     2 years or less...........................................................................       1.53
     3 years or less...........................................................................       1.57
     4 years or less...........................................................................       1.61
     5 years or less...........................................................................       1.65
     7 years or less...........................................................................       1.70
     10 years or less..........................................................................       1.73
     15 years or less..........................................................................       1.75
     20 years or less..........................................................................       1.76
     30 years or less..........................................................................       1.77

   Convertible corporate evidences of indebtedness with senior debt securities rated Aa3 issued by the following type of issuers:
     Utility...................................................................................       1.28
     Industrial................................................................................       1.75
     Financial.................................................................................       1.53
     Transportation............................................................................       2.13

   Convertible corporate evidences of indebtedness with senior debt securities rated A3 issued by the following type of issuers:
     Utility...................................................................................       1.33
     Industrial................................................................................       1.80
     Financial.................................................................................       1.58
     Transportation............................................................................       2.18

   Convertible corporate evidences of indebtedness with senior debt securities rated Baa3 issued by the following type of issuers:
     Utility...................................................................................       1.48
     Industrial................................................................................       1.95
     Financial.................................................................................       1.73
     Transportation............................................................................       2.33
   Convertible corporate bonds with senior debt securities rated Ba3 issued by the following type of issuers:
     Utility...................................................................................       1.49
     Industrial................................................................................       1.96
     Financial.................................................................................       1.74
     Transportation............................................................................       2.34
   Convertible corporate bonds with senior debt securities rated B1 or B2 issued by the following type of issuers:
     Utility...................................................................................       1.59
     Industrial................................................................................       2.06
     Financial.................................................................................       1.84
     Transportation............................................................................       2.44

*   Discount Factor applicable to underlying assets


                              NET ASSET VALUE

         The net asset value of the Fund's common shares is computed based on the market value of the securities it holds and determined daily as of the close of regular trading on the New York Stock Exchange and reported in financial newspapers of general circulation as of the last day of each week.

         Portfolio securities which are traded only on stock exchanges are valued at the last sale price as of the close of regular trading on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market which are Nasdaq National Market securities are valued at the last sale price as of the close of regular trading on the day the securities are being valued. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Securities traded primarily on foreign exchanges are valued at the closing values of such securities on their respective exchanges as of the day the securities are being valued. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors of the Fund determines that such valuation does not constitute fair value.

         Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, and less the liquidation value of any preferred stock outstanding by the total number of shares outstanding at such time.





                                        BENEFICIAL OWNERS


 Name and Address of
Beneficial/Record Owner                                     Amount of Shares and
as of March 5, 2001                  Title of Class          Nature of Ownership    Percent of Class
-----------------------              --------------          -------------------    ----------------
Cede & Co.*                              Common             107,471,126 (record)         85.75%
P.O. Box 20
Bowling Green Station                  Preferred              5,313,885 (record)         98.98%
New York, NY 10274

Salomon Smith Barney Inc.**              Common              20,802,318 (record)         16.41%
333 W. 34th Street
New York, NY 10001                     Preferred              1,535,922 (record)         28.61%

Charles Schwab & Co., Inc.**             Common               7,097,715 (record)          5.60%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717

A.G. Edwards & Sons, Inc.**              Common              12,549,337 (record)          9.90%
125 Broad Street, 40th Fl.
New York, NY 10004

Prudential Securities Inc.**             Common               6,916,745 (record)          5.45%
c/o ADP Proxy Services
51 Mercedes Way                        Preferred                431,570 (record)          8.04%
Edgewood, NY 11717

Merrill Lynch**                          Common               6,774,328 (record)          5.34%
4 Corporate Place
Corporate Park 287                     Preferred                279,889 (record)          5.21%
Piscataway, NJ 08855

Paine Webber Inc.**                    Preferred                825,162 (record)         15.37%
1000 Harbor Blvd.
Weehawken, NJ 07087

National Financial Services Corp.**    Preferred                588,048 (record)         10.95%
200 Liberty Street
New York, NY 10281

*        A nominee partnership of The Depository Trust Company.
**       Shares held at The Depository Trust Company.

         As of December 31, 2000, the Directors and Officers of the Fund as a group beneficially owned approximately 1.21% of the outstanding shares of the Fund's common stock.






                            GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE

         The Depository Trust Company ("DTC") will act as securities depository for the shares of Series B Preferred offered pursuant to the prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the Securities.

         Beneficial owners may obtain certificates representing the securities by contacting State Street Bank and Trust Company, which acts as transfer agent for the Fund's shares.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the Securities will be printed and delivered.

COUNSEL AND INDEPENDENT ACCOUNTANTS

         Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 is special counsel to the Fund in connection with the offering of the Series B Preferred.

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants for the Fund. As the Fund's independent accountants PricewaterhouseCoopers LLP is responsible for auditing the Fund's financial statements in accordance with Generally Accepted Accounting Principles. PricewaterhouseCoopers LLP also prepares a report of its findings thereon and presents its findings to the Fund's Board of Directors. PricewaterhouseCoopers LLP also reviews the Fund's state and Federal income tax returns prepared by the Fund's Administrator. For its services, PricewaterhouseCoopers LLP charges fees which are paid by the Fund.


                            FINANCIAL STATEMENTS

         The audited financial statements included in the Annual Report to the Fund's Shareholders for the fiscal year ended December 31, 2000, is also incorporated herein by reference from the Fund's Annual Report to Shareholders filed with the Securities and Exchange Commission on March 7, 2001. The report of PricewaterhouseCoopers LLP in respect of those financial statements is attached hereto. All other portions of the Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or by calling the Fund toll-free at 800-GABELLI (422-3554).